UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31
Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Semi-Annual Report September 30, 2010

Value Fund

Partners Value Fund

Partners III Opportunity Fund

Hickory Fund

Balanced Fund

Short-Intermediate Income Fund

Nebraska Tax-Free Income Fund

Government Money Market Fund

WEITZ FUNDS

FINDING VALUE SINCE 1983

WEITZ INVESTMENT PHILOSOPHY

Over the 25+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital-not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own
capital to undue risk.

2          Weitz Funds

The management of Weitz Funds has chosen paper for the 80 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

weitzfunds.com          3

PERFORMANCE SUMMARY
SEPTEMBER 30, 2010

		Total Returns		Average Annual Total Returns
Fund Name	Inception Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception
Value	5/09/86	8.9%	12.9%	-8.3%	-1.5%	1.8%	8.7%	10.6%	—%	9.9%
Russell 1000**(a)		11.6	10.8	-6.8	0.9	-0.2	6.6	N/A	—	N/A
Russell 1000 Value**(b)		10.1	8.9	-9.4	-0.5	2.6	7.4	N/A	—	N/A
Partners Value*	6/01/83	8.6	16.6	-4.3	1.6	2.9	9.7	11.8	11.4	12.3
Partners III*	6/01/83	-9.5	22.0	1.0	3.9	8.0	11.8	13.1	12.6	13.0
Russell 3000**(c)		11.5	11.0	-6.6	0.9	0.1	6.6	N/A	N/A	N/A
Russell 3000 Value**(d)		10.1	9.2	-9.0	-0.4	3.0	7.4	N/A	N/A	N/A
Hickory	4/01/93	10.7	25.4	-3.0	1.6	2.7	9.0	—	—	9.7
Russell 2500**(e)		12.2	15.9	-3.6	2.4	5.1	8.5	—	—	N/A
Russell 2500 Value**(f)		11.4	14.7	-4.0	1.4	8.0	9.8	—	—	N/A
S&P 500**(g)		11.3	10.2	-7.1	0.6	-0.4	6.4	9.0	10.2	—
Balanced	10/01/03	5.2	10.4	-0.8	2.4	—	—	—	—	3.8
Blended Index**(h)		7.9	9.2	-1.5	2.8	—	—	—	—	4.3
Short-Intermediate Income	12/23/88	1.5	5.4	6.7	5.7	5.5	5.6	6.0	—	6.3
Barclays Intermediate Credit**(i)		2.8	7.8	6.9	5.9	6.1	6.1	6.7	—	7.0
NebraskaTax-Free Income*	10/01/85	1.9	3.7	4.6	4.0	4.6	4.7	5.1	—	5.5
Barclays 5-Year Muni. Bond**(j)		2.5	5.6	6.7	5.4	5.3	5.1	5.8	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds, as stated in the most recent Prospectus are 1.25%, 1.26%, 1.80%, 1.33%, 1.19%, 0.71% and 0.78%, respectively, of each Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	See pages 15, 21 and 45 for additional performance disclosures.
**	Index performance is hypothetical and is shown for illustrative purposes only.
(a)	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.
(b)	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(c)	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.
(d)
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

(e)	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.
(f)
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

(g)	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.
(h)	The Blended Index is a blend of 60% S&P 500 and 40% Barclays Capital Intermediate U.S. Government/Credit Index.
(i)
Barclays Capital Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

(j)	Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.
N/A	Indicates information is not available.

4          Weitz Funds

LETTER TO SHAREHOLDERS
OCTOBER 7, 2010

Dear Fellow Shareholder:

The third quarter and the first nine months of 2010 have been very good for our Funds. Smaller company stocks have continued to lead the market this year and many of the major contributors to our results were small- and mid-caps. This helps explain the variations in returns among our stock funds.

The small/mid-cap Hickory Fund showed the best year-to-date results (+23.3%), followed by the “go anywhere” funds, Partners III (+19.3%) and Partners Value (+15.2%). The large-cap Value Fund returned “only” +9.3% but still exceeded the S&P 500 return (+3.9%) by a wide margin. As we wrote last quarter, we are finding more and more bargains among the “lagging” large-cap universe, so we suspect that Value will eventually have its turn to lead the others.

The table below shows results for the stock funds and the S&P 500 through the first nine months of 2010.

2010 YTD
Value	9.4%
Partners Value	15.2%
Partners III	19.3%
Hickory	23.3%

S&P 500	3.9%

The Balanced Fund is up +7.9% for the first nine months, handily beating its “blended” index return of +5.3%. With stocks appearing relatively more attractive than bonds, Brad has over-weighted stocks in recent quarters and the results have been very good.

The Short-Intermediate Income Fund (+4.7%) and the Nebraska Tax-Free Income Fund (+4.1%), managed by Tom Carney, have also earned good returns this year. Finally, although the yields available on Treasury bills remained microscopic, our Government Money Market Fund has generated a positive, albeit tiny, return and fulfilled its mission as a safe haven for cash.

The table on the page opposite this letter shows investment results over a number of different time frames, along with various relevant market indices. We enjoy reporting strong short-term returns, especially when they compare favorably to those of the market and other funds, but we hope shareholders will focus more on the longer-term results.

Market Commentary and Portfolio Review
Over the past ten years (through 9/30/10), the S&P 500 has traded (very roughly) between 1600 and 800. It currently stands just under 1200 and, adjusted for dividends, has produced an annualized negative total return of -0.4% for the ten-year period. (Our stock funds’ returns ranged from +1.8% to +8.0% per year during that decade.)

The 2000 peak of the “tech bubble” and the 2007 peak of the “housing bubble” were followed by bear markets that cut the S&P 500 (roughly) in half. The rebound that began in March of 2009 recovered about half of the lost ground by April of 2010 and the market has been bouncing sideways ever since.

The causes and dimensions of the latest boom and bust have been well-chronicled. What is not clear is how long the repair work will take in the U.S. and how global economic crosscurrents of emerging nation growth and Euro-zone financial crisis will play out. There are a number of factors contributing to the slow and uneven pace of the current recovery.

Yet, at the same time, individual businesses are finding ways to cope. Corporate profits are rising and many of the individual companies we talk to and read about are doing quite well. This paradox is causing investors fits and the “up one month, down the next” market behavior is the result.

We are not inclined to take extreme positions—either positive or negative. Rather, we are trying to take advantage of the opportunities that the market offers. Generally, we are finding the best “bargains” in large, high quality companies. We wrote about nine of them in our last quarterly letter, but there are many others suffering from similar disregard.

The volatility of the market has also presented many trading opportunities as several of our favorite, very stable companies have seen their stock prices move up and down through 25-50% ranges. We are not “traders” by nature, but we are willing to accept those

weitzfunds.com          5

“gifts” (especially when we have realized losses available to offset taxable gains). Taking advantage of this volatility has increased our portfolio turnover somewhat in recent quarters, but it is still low by mutual fund standards and we would expect the change to be temporary.

Following this letter are several pages of specific information on each of our Funds. Also, since our Funds have a March fiscal year, this is our “Semi-Annual” report and contains supplemental information on expense ratios, turnover, etc. We hope shareholders will find the report useful and we invite you to call one of our client service representatives if you have questions.

A Word about Bonds
We offer three bond funds that are managed by Tom Carney. The largest, by far, is the Short-Intermediate Income Fund, which Morningstar designates as a five-star fund. We are proud of Tom’s stewardship of the Fund over the past 16 years, and we welcome the large number of new shareholders who have invested in the Fund over the past year or two.

There is a place for short-term, high quality bonds in many portfolios and we believe our Funds are excellent versions of what they are. (I own shares in each of the bond funds and they provided important “sleep well at night” comfort during the chaos of 2008-9.) We expect all three bond funds to accomplish their missions of preserving capital and earning modest income over the years.

On the other hand, in the aftermath of the “Great Recession” and the resulting bear market in stocks, it seems that many stock investors have taken refuge in bonds. Bonds have enjoyed a 30-year bull market and now offer very low yields (and very modest prospects). Interest rates on longer bonds could fall slightly further if the economy relapses into recession, but we believe that stocks are significantly more attractive for those with a five, ten or twenty-year investment horizon.

Outlook
The economic news is alternately encouraging and discouraging. It is no wonder investors are confused and anxious (especially since the news is often reported with breathless hysteria by the financial media). We are wary, but as we look at the companies we follow, we are encouraged. For all the personal, municipal, federal and global financial issues that make a citizen feel uncertain, lots of companies are finding ways to grow their businesses, cut costs, buy in shares and, generally, increase their per share values. We are happy to own these companies’ stocks when the price is right.

One of these days, the “digestion” or “deleveraging” period will be over and a new bull market will begin. In the meantime, we will work at staying out of trouble and preparing for it. Thanks again to our patient shareholders who have shown confidence in our Funds over the years.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

6          Weitz Funds

ANALYST CORNER
A PERSPECTIVE ON TEXAS INSTRUMENTS

By Barton Hooper
Texas Instruments is the fourth largest manufacturer of integrated circuit semiconductors (generally known as “semiconductors”) and is the largest manufacturer of analog semiconductors. Known for many products, including the famous handheld calculators which bear its name, Texas Instruments was founded in 1930 as a supplier of seismic equipment to the oil industry and has a long history of innovation. The company’s most famous and important invention, the integrated circuit, was created by employee Jack St. Clair Kilby in 1958. Mr. Kilby eventually was awarded a Nobel Prize for this invention which arguably is one of the most significant in the history of the modern world.

While most people are aware that a semiconductor powers their computer, less appreciated is that semiconductors are the foundation of all modern electronics and are found in just about every modern electrical device including toys, cars, appliances, solar panels and industrial machinery. Broadly speaking, semiconductors are either analog or digital and while Texas Instruments competes in both segments of the industry we highlight the company’s analog business below.

Analog Opportunity
The analog segment of Texas Instruments represents 40% of company sales and this percentage is expected to increase over time. Unlike computer processors, analog semiconductors do not need the very latest manufacturing technologies, go into a wide range of products and can have product lives lasting from 12 months to 15 years. A key to excellence within analog semiconductors is design expertise making analog semiconductor engineers a premium resource. Texas Instruments has a long history of training and retaining engineers and has design centers across the world. In addition, the company possesses the industry’s largest sales force which allows for a broader distribution of analog designs and therefore increased sales.

During the recession of 2007-2009, the company was able to purchase next generation manufacturing equipment in a bankruptcy sale that substantially expanded its analog capacity for a price that was approximately 15% of what it would have had to pay if it had purchased such equipment new. The expansion of capacity and technology provided Texas Instruments with at least $2 billion of incremental revenue capacity. The company expanded capacity while its competitors were in many cases permanently reducing their manufacturing footprint. With the demand for analog semiconductors continuing to expand, we believe the company acquired a significant share of market at a large discount.

Share Repurchases and Dividend
The company has been an exemplary steward of shareholder capital. Since 2004, Texas Instruments has repurchased approximately 31% of its outstanding shares and recently announced a buyback which, if completed, will result in a further 25% reduction in the outstanding share count. On top of share repurchases, Texas Instruments has a dividend yield of 1.4% and since 2004 has increased the dividend by a factor of almost 5x. Aggressive share repurchases, increasing dividends and calculated purchases of market-changing assets at a significant discount demonstrate that management is focused on protecting and growing shareholder value.

Valuation and Margin of Safety
Texas Instruments operates in an industry with attractive long-term prospects and has a clear strategy to exploit its competitive advantages. With a price of just over $27, it trades for approximately 11.5x our estimate of 2010 earnings. Our estimate of intrinsic value is between $37 and $46 and as such we believe the company’s shares represent an attractive investment for our shareholders.

Barton Hooper, CFA, joined Weitz in 2007. He graduated from the University of Missouri and received his MBA from Washington University. Barton brings to Weitz 13 years of accounting & investment management experience and a deep understanding of the Technology, Insurance, Consumer Staples and Industrials sectors.

weitzfunds.com          7

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Value Fund returned +8.9% in the third calendar quarter, compared to a +11.3% return for the S&P 500. For the calendar year-to-date, the Fund increased 9.4% compared to a 3.9% gain for the S&P 500. Liberty Media – Interactive (+31%) was the largest contributor to the Fund’s quarterly results. Waffling investor sentiment has caused the stock to be far more volatile than QVC’s business, which continues to add customers and churn out free cash flow. Mega caps Google, ConocoPhillips and United Parcel Service all rose 18% during the quarter, as did European cable operator Liberty Global. Texas Instruments, profiled by Barton Hooper in this report’s Analyst Corner, gained 17% as the chip maker increased its share repurchase program and boosted its dividend.

Rocks and gravel weighed down the Fund’s results during the quarter and for the year-to-date. While the volume trough has been deeper and longer than our original forecasts, our view is that the long-term competitive advantages of these businesses remain firmly intact. We think Martin Marietta Materials (-9% for the quarter) and Vulcan Materials (-15%) have the potential for outsized multi-year investment returns from today’s depressed prices.

We purchased one new stock during the quarter. Baxter International is a leading medical technology company whose core products treat chronic, life-threatening diseases. Baxter’s hemophilia franchise holds a dominant position globally, while the company’s plasma, vaccine and renal businesses also hold enviable market positions. We were able to purchase the stock at a meaningful discount to our $60 business value estimate, in part because of cyclical headwinds in the plasma business. We think the company may grow more slowly than management expects, and our margin outlook is more sanguine, as well, due to medium-term pricing and reimbursement concerns. Still, Baxter’s diverse product portfolio should generate a healthy, growing stream of free cash flow. The company pays a solid dividend, and share repurchases should continue to enhance per share value creation.

Portfolio activity was heavy in response to the market’s “see-saw” pattern -- up strongly in July, down in August, and then back up again in September. On balance we increased our stock exposure, as we continued to find bargains among large company stocks. We built larger positions in Texas Instruments (now 4.8% of net assets) and Omnicom Group (2.5%), while adding to out-of-favor stocks like Dell and Apollo Group. On the sale side we eliminated our remaining managed care holdings to focus on higher conviction ideas. Finally, we sold all of our Potash Corp. shares at large gains after BHP Billiton made a hostile takeover bid for the company.

The Value Fund tilts toward our best larger company ideas. Seventy percent of the Fund’s stock investments are in companies with market caps above $10 billion. The Fund also remains relatively concentrated, with the ten largest positions representing 47% of net assets. As a result of the activity described above, the Fund’s residual cash position fell from 14% of net assets to 10% at quarter end.

In the table below we have included comparative returns for two established large-cap indices, the Russell 1000 and the Russell 1000 Value. As a reminder, we do not and will not manage our Funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

	Total Returns			Average Annual Total Returns
	3 Mos.	YTD	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Value	8.9%	9.4%	12.9%	-8.3%	-1.5%	1.8%	8.7%	10.6%
S&P 500	11.3	3.9	10.2	-7.1	0.6	-0.4	6.4	9.0
Russell 1000	11.6	4.4	10.8	-6.8	0.9	-0.2	6.6	N/A
Russell 1000 Value	10.1	4.5	8.9	-9.4	-0.5	2.6	7.4	N/A

See pages 4 and 9 for additional performance disclosures.

8          Weitz Funds

VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Value Fund as compared to the S&P 500 over the periods indicated.

Year	Value (1)	S&P 500 (2)	Relative Results (1)-(2)

1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1

Year	Value (1)	S&P 500 (2)	Relative Results (1)-(2)

2002	-17.1%	-22.1%	5.0%
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010 (9/30/10)	9.4	3.9	5.5

Since Inception:
Cumulative Return	907.2	744.4	162.8
Avg. Annual Return	9.9	9.1	0.8

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 2000, through September 30, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2010 was 12.9%, –1.5% and 1.8%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.25% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com          9

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10          Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Liberty Media - Interactive	5.4%
Berkshire Hathaway	5.1
Microsoft	4.9
Texas Instruments	4.8
Dell	4.7
Omnicare	4.5
ConocoPhillips	4.5
Accenture	4.3
Liberty Global	4.3
United Parcel Service	4.1
% of Net Assets	46.6%

Industry Sectors
Information Technology	22.0%
Consumer Discretionary	20.2
Financials	12.3
Industrials	9.1
Materials	8.3
Health Care	6.3
Consumer Staples	5.9
Energy	4.5
Telecommunication Services	1.4
Short-Term Securities/Other	10.0
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended September 30, 2010
Net Purchases ($mil)		Net Sales ($mil)
Texas Instruments	$20.0	WellPoint (eliminated)	$17.5
Baxter International (new)	14.4	Liberty Global	11.7
Omnicom Group	10.0	Potash Corp. (eliminated)	9.8
Dell	4.8	Mohawk Bond 6.5% 1/15/11 (eliminated)	8.1
Omnicare	4.5	Tyco	7.6
	$53.7	Other (net)	6.6
			$61.3
		Net Portfolio Sales	$7.6

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2010
Positive ($mil)		Negative ($mil)
Liberty Media - Interactive	$11.4	Vulcan Materials	$(2.8)
Liberty Global	6.8	Martin Marietta Materials	(2.1)
ConocoPhillips	6.2	Lockheed Martin	(0.6)
United Parcel Service	5.6		$(5.5)
Texas Instruments	5.4
Other (net)	47.5
	$82.9
Net Portfolio Gains	$77.4

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VALUE FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2010 • (UNAUDITED)

COMMON STOCKS — 90.0%	Shares	Value
InformationTechnology — 22.0%
Software & Services — 12.6%
Microsoft Corp.	1,800,000	$44,082,000
Accenture plc - CL A	900,000	38,241,000
Google, Inc. - CL A*	58,000	30,495,820
		112,818,820
Technology Hardware & Equipment — 9.4%
Texas Instruments, Inc.	1,575,000	42,745,500
Dell, Inc.*	3,250,000	42,120,000
		84,865,500
		197,684,320
Consumer Discretionary — 20.2%
Broadcasting & Cable TV — 7.6%
Liberty Global, Inc. - Series C*	1,250,000	38,200,000
Comcast Corp. - CL A Special	1,750,000	29,767,500
		67,967,500
Retailing — 7.0%
Liberty Media Corp. -
Interactive - Series A*	3,550,000	48,670,500
AutoZone, Inc.*	60,000	13,734,600
		62,405,100
Education Services — 3.1%
Apollo Group, Inc. - CL A*	550,000	28,242,500
Media — 2.5%
Omnicom Group, Inc.	575,000	22,701,000
		181,316,100

	Shares	Value
Financials — 12.3%
Insurance — 8.5%
Berkshire Hathaway, Inc. - CL B*	550,000	$45,474,000
Aon Corp.	800,000	31,288,000
		76,762,000

Mortgage REIT’s — 3.8%
Redwood Trust, Inc.*	2,359,790	34,122,563
		110,884,563
Industrials — 9.1%
Transportation — 4.1%
United Parcel Service, Inc. - CL B	550,000	36,679,500
Industrial Conglomerates — 2.8%
Tyco International Ltd.	700,000	25,711,000
Aerospace & Defense — 2.2%
Lockheed Martin Corp.	275,000	19,602,000
		81,992,500
Materials — 8.3%
Construction Materials — 4.5%
Martin Marietta Materials, Inc.	325,000	25,015,250
Vulcan Materials Co.	420,000	15,506,400
		40,521,650

Fertilizers & Agricultural Chemicals — 2.4%
Monsanto Co.	450,000	21,568,500
Industrial Gases — 1.4%
Praxair, Inc.	135,000	12,185,100
		74,275,250

12 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Shares	Value
Health Care — 6.3%
Health Care Equipment & Services — 6.3%
Omnicare, Inc.	1,700,000	$40,596,000
Baxter International, Inc.	325,000	15,505,750
		56,101,750
Consumer Staples — 5.9%
Hypermarkets & Super Centers — 3.0%
Wal-Mart Stores, Inc.	500,000	26,760,000
Household & Personal Products — 1.5%
The Procter & Gamble Co.	220,000	13,193,400
Food Beverage & Tobacco — 1.4%
Diageo plc - Sponsored ADR	190,000	13,111,900
		53,065,300
Energy — 4.5%
Energy — 4.5%
ConocoPhillips	700,000	40,201,000
Telecommunication Services — 1.4%
Telecommunication Services — 1.4%
Telephone and Data Systems, Inc. -
Special	456,469	12,940,896
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7*#	3,535,000	—
Total Common Stocks
(Cost $797,001,311)		808,461,679

SHORT-TERM SECURITIES — 10.0%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.05%(a)	8,514,794	$8,514,794
U.S. Treasury Bills, 0.12% to 0.14%,
11/04/10 to 11/18/10(b)	$81,000,000	80,989,644
Total Short-Term Securities
(Cost $89,504,404)		89,504,438
Total Investments in Securities
(Cost $886,505,715)		897,966,117
Other Assets Less Other Liabilities — 0.0%		399,501
Net Assets — 100.0%		$898,365,618
Net Asset Value Per Share		$25.94

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2010.
(b)	Interest rate presented represents the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 13

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Partners Value Fund returned +8.6% in the third calendar quarter, compared to a +11.3% return for the S&P 500. For the calendar year-to-date, the Fund increased 15.2% compared to a 3.9% gain for the S&P 500. A trio of Liberty companies chaired by John Malone topped the contribution list this quarter (Liberty Media – Interactive +31%, Liberty Media – Starz +25% and Liberty Global +18%). Waffling investor sentiment has caused LINTA’s stock in particular to be far more volatile than QVC’s business, which continues to add customers and churn out cash flow. Cabela’s (+34%) is another retailer whose stock rebounded as late summer fears of a severe double-dip recession waned. Among our larger “battleship” companies, ConocoPhillips, Google and Texas Instruments all gained 17-18% for the quarter.

For-profit education companies remained in the headlines. Timely purchases of Grand Canyon Education shares more than offset market value declines in Strayer Education (-16%) during the quarter. Our education holdings are heavily weighted to Grand Canyon, which has several distinguishing characteristics. First, the university’s student mix is tilted to graduate students and bachelor’s degree students with previous college experience, which has led to better-quality outcomes. Second, tuition levels are lower than most peers, making the programs relatively more affordable. Third, the school’s program mix is anchored by nursing and education, two in-demand fields where Grand Canyon has a long history of successfully preparing students for careers. Fourth, the university benefits from an experienced and highly capable management team led by Brian Mueller. Finally, the school’s Phoenix-based, traditional campus and Christian heritage are unique attributes that help draw students to Grand Canyon over competitors. We think Grand Canyon’s controlled online growth strategy will fuel both academic and business success over the coming years.

Rocks, gravel and cement weighed down the Fund’s results during the quarter and for the year-to-date. While the volume trough has been deeper and longer than our original forecasts, our view is that the long-term competitive advantages of these businesses remain firmly intact. We think Martin Marietta Materials (-9% for the quarter), Eagle Materials (-8%) and Vulcan Materials (-15%) have the potential for outsized multi-year investment returns from today’s depressed prices.

We did not buy any new stocks this quarter. Still, portfolio activity was heavy in response to the market’s “see-saw” pattern — up strongly in July, down in August, and then back up again in September. We continued to find value in larger, high quality companies such as Aon Corporation and Texas Instruments. We also increased the Fund’s holdings of SandRidge Energy and Live Nation Entertainment. While these smaller companies face muted near-term outlooks, both have valuable asset bases with bright long-range prospects. AutoZone was our largest sale in the quarter. The company’s recent results have been terrific, but we eliminated the stock as it approached our growing value estimate.

Partners Value is a flexible fund with a go-anywhere mandate. Larger companies with market caps over $10 billion represent a third of net assets. Another third is invested in medium-sized companies with market caps between $2.5 and $10 billion. Smaller companies with market caps below $2.5 billion account for 24% of net assets. Finally, the Fund’s residual cash position is 10% of net assets at quarter end.

In the table below we have included comparative returns for two established all-cap indices, the Russell 3000 and the Russell 3000 Value. As a reminder, we do not and will not manage our funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

Total Returns				Average Annual Total Returns
	3 Mos.	YTD	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	8.6%	15.2%	16.6%	-4.3%	1.6%	2.9%	9.7%	11.8%	11.4%
S&P 500	11.3	3.9	10.2	-7.1	0.6	-0.4	6.4	9.0	10.2
Russell 3000	11.5	4.8	11.0	-6.6	0.9	0.1	6.6	N/A	N/A
Russell 3000 Value	10.1	4.8	9.2	-9.0	-0.4	3.0	7.4	N/A	N/A

See pages 4 and 15 for additional performance disclosures.

14          Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners Value Fund as compared to the S&P 500 over the periods indicated.

Year Year	Partners Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5

Year	Partners Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1999	22.1%	21.0%	1.1%
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010 (9/30/10)	15.2	3.9	11.3
Since Inception:
Cumulative Return	2,261.0	1,302.3	958.7
Avg. Annual Return	12.3	10.1	2.2

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2000, through September 30, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2010 was 16.6%, 1.6% and 2.9%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.26% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

weitzfunds.com           15

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16          Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Liberty Media - Interactive	5.2%
Berkshire Hathaway	4.8
Omnicare	4.4
Microsoft	4.1
Dell	4.1
Liberty Global	4.0
Redwood Trust	3.8
Accenture	3.6
Grand Canyon Education	3.5
SandRidge Energy	3.0
% of Net Assets	40.5%

Industry Sectors
Consumer Discretionary	33.1%
Information Technology	19.3
Financials	13.8
Health Care	7.3
Materials	6.5
Energy	5.8
Industrials	2.2
Telecommunication Services	1.4
Consumer Staples	0.6
Short-Term Securities/Other	10.0
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended September 30, 2010
Net Purchases ($mil)		Net Sales ($mil)
Grand Canyon Education	$10.8	AutoZone (eliminated)	$11.6
SandRidge Energy	7.1	Willis Group Holdings	7.2
Live Nation Entertainment	6.2	Weight Watchers	5.1
Aon	5.7	Tyco	5.1
Texas Instruments	5.7	United Parcel Service (eliminated)	4.6
	$35.5	Other net	7.2
			$40.8
		Net Portfolio Sales	$5.3

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2010
Positive ($mil)		Negative ($mil)
Liberty Media - Interactive	$7.4	Martin Marietta Materials	$(1.2)
Liberty Global	4.1	Eagle Materials	(1.1)
Liberty Media - Starz	4.1	Vulcan Materials	(0.7)
Cabela’s	2.9	Strayer Education	(0.5)
ConocoPhillips	2.8	Washington Post	(0.1)
Other (net)	32.0		$(3.6)
	$53.3
Net Portfolio Gains	$49.7

weitzfunds.com           17

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2010 • (UNAUDITED)

COMMON STOCKS — 90.0%	Shares	Value
Consumer Discretionary — 33.1%
Broadcasting & Cable TV — 8.5%
Liberty Global, Inc. - Series C*	800,000	$24,448,000
Liberty Media Corp. - Starz - Series A*	240,000	15,571,200
Comcast Corp. - CL A Special	700,000	11,907,000
		51,926,200
Retailing — 7.1%
Liberty Media Corp. -
Interactive - Series A*	2,300,000	31,533,000
Cabela’s, Inc. - CL A*	600,000	11,388,000
		42,921,000
Education Services — 5.9%
Grand Canyon Education, Inc.*	966,995	21,206,201
Apollo Group, Inc. - CL A*	230,000	11,810,500
Strayer Education, Inc.	15,000	2,617,500
		35,634,201
Consumer Services — 4.9%
Coinstar, Inc.*	302,300	12,995,877
Interval Leisure Group, Inc.*	730,000	9,833,100
Weight Watchers International, Inc.	220,000	6,861,800
		29,690,777
Media — 4.5%
Live Nation Entertainment, Inc.*	1,300,000	12,844,000
Liberty Media Corp. - Capital - Series A*	160,000	8,329,600
The Washington Post Co. - CL B	15,000	5,991,150
		27,164,750
Consumer Durables & Apparel — 2.2%
Mohawk Industries, Inc.*	250,000	13,325,000
		200,661,928

	Shares	Value
Information Technology — 19.3%
Software & Services — 12.5%
Microsoft Corp.	1,020,000	$24,979,800
Accenture plc - CL A	510,000	21,669,900
Google, Inc. - CL A*	26,000	13,670,540
ACI Worldwide, Inc.*	350,000	7,836,500
The Knot, Inc.*	800,000	7,304,000
		75,460,740
Technology Hardware & Equipment — 6.8%
Dell, Inc.*	1,925,000	24,948,000
Texas Instruments, Inc.	600,000	16,284,000
		41,232,000
		116,692,740
Financials — 13.8%
Insurance — 10.0%
Berkshire Hathaway, Inc. - CL B*	350,000	28,938,000
Aon Corp.	460,000	17,990,600
Willis Group Holdings Ltd.	300,000	9,246,000
Brown & Brown, Inc.	200,000	4,038,000
		60,212,600
Mortgage REIT’s — 3.8%
Redwood Trust, Inc.*	1,605,885	23,221,097
		83,433,697
Health Care — 7.3%
Health Care Equipment & Services — 7.3%
Omnicare, Inc.	1,125,000	26,865,000
Laboratory Corp. of America Holdings*	225,000	17,646,750
		44,511,750
Materials — 6.5%
Construction Materials — 4.8%
Eagle Materials, Inc.	550,000	13,035,000
Martin Marietta Materials, Inc.	160,000	12,315,200
Vulcan Materials Co.	100,000	3,692,000
		29,042,200

Fertilizers & Agricultural Chemicals — 1.2%
Monsanto Co.	155,000	7,429,150
Metals & Mining — 0.5%
Compass Minerals International, Inc.	40,700	3,118,434
		39,589,784

18 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Shares	Value
Energy — 5.8%
Energy — 5.8%
SandRidge Energy, Inc.*	3,200,000	$18,176,000
ConocoPhillips	300,000	17,229,000
		35,405,000
Industrials — 2.2%
Industrial Conglomerates — 2.2%
Tyco International Ltd.	365,000	13,406,450
Telecommunication Services — 1.4%
Telecommunication Services — 1.4%
Telephone and Data Systems, Inc. -
Special	295,589	8,379,948
Consumer Staples — 0.6%
Household & Personal Products — 0.6%
Energizer Holdings, Inc.*	50,000	3,361,500
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	2,310,000	—
Total Common Stocks
(Cost $524,299,583)		545,442,797

SHORT-TERM SECURITIES — 9.8%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.05%(a)	7,208,761	$7,208,761
U.S. Treasury Bills, 0.12% to 0.13%,
10/07/10 to 11/18/10(b)	$52,000,000	51,995,008
Total Short-Term Securities
(Cost $59,203,789)		59,203,769
Total Investments in Securities
(Cost $583,503,372)		604,646,566
Other Assets Less Other Liabilities — 0.2%		1,230,202
Net Assets — 100.0%		$605,876,768
Net Asset Value Per Share		$18.60

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2010.
(b)	Interest rate presented represents the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 19

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Partners III Opportunity Fund returned +9.5% in the third calendar quarter, compared to a +11.3% return for the S&P 500. For the calendar year-to-date, the Fund increased 19.3% compared to a 3.9% gain for the S&P 500. Hewitt Associates started the quarter off on a strong note when the company agreed to merge with Aon Corporation in mid-July. We sold our Hewitt stock (+36% to our sale price) and bought more shares of suitor Aon shortly after the announcement. The combined company has a terrific business with a cheap stock, and Aon is now among the Fund’s larger holdings.

A trio of Liberty Media companies chaired by John Malone enjoyed strong gains this quarter (Liberty Media – Interactive +31%, Liberty Media – Starz +25% and Liberty Media –Capital +24%). Waffling investor sentiment has caused LINTA’s stock in particular to be far more volatile than QVC’s business, which continues to add customers and churn out cash flow. Smaller consumer stocks rebounded as fears of a severe double-dip recession waned. Cabela’s (+34%), Weight Watchers (+22%) and Energizer Holdings (+34%) were notable contributors. Among our larger “battleship” companies, ConocoPhillips, Texas Instruments and Google all gained 17-18% for the quarter. The Fund’s short positions detracted modestly from the quarter’s results, which is typical in a rising stock market.

We purchased one new stock during the quarter. Ascent Media provides a range of services to the media and entertainment industries in content creation, management and distribution. The company was spun out of Discovery Holding Company in 2008. Ascent’s stock trades at $27 per share, while the company holds more than $25 per share of cash and marketable securities with no debt. The existing business may itself be a hidden gem, but the primary attraction is the cash hoard in highly capable hands. John Malone recently joined the Board of Directors, solidifying our confidence that Ascent will deploy this excess capital wisely.

Portfolio activity was heavy in response to the market’s “see-saw” pattern -- up strongly in July, down in August, and then back up again in September. We built larger positions in Omnicare (now 5.5% of net assets), Texas Instruments (4.5%) and SandRidge Energy (4.3%), while adding to out-of-favor stocks like Grand Canyon Education and Live Nation Entertainment. We trimmed Willis Group shares during the quarter, in part because we find competitor Aon’s risk-reward more compelling. We also sold AutoZone and Monsanto. While Autozone’s recent results have been terrific, we eliminated the stock as it approached our growing value estimate. We viewed Monsanto as an opportunistic trade for PIII, using puts and calls to enhance the position’s total return.

The Fund is roughly 84% “net long” at quarter end, up from 82% at June 30, 2010. Long positions are just below 100% of net assets, while short positions are slightly more than 15% of net assets. The Fund’s short positions remain tilted to broad-based small and mid-cap stock ETF’s. In the table below we have included comparative returns for two established all-cap indices, the Russell 3000 and the Russell 3000 Value. As a reminder, we do not and will not manage our funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

Total Returns				Average Annual Total Returns
	3 Mos.	YTD	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III	9.5%	19.3%	22.0%	1.0%	3.9%	8.0%	11.8%	13.1%	12.6%
S&P 500	11.3	3.9	10.2	-7.1	0.6	-0.4	6.4	9.0	10.2
Russell 3000	11.5	4.8	11.0	-6.6	0.9	0.1	6.6	N/A	N/A
Russell 3000 Value	10.1	4.8	9.2	-9.0	-0.4	3.0	7.4	N/A	N/A

See pages 4 and 21 for additional performance disclosures.

20          Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”).

Year	Partner III (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7

Year	Partner III (1)	S&P 500 (2)	Relative Results (1)-(2)
1999	10.6%	21.0%	-10.4%
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010 (9/30/10)	19.3	3.9	15.4
Since Inception:
Cumulative Return	2,751.8	1,302.3	1,449.50
Avg. Annual Return	13.0	10.1	2.9

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 2000, through September 30, 2010 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended September 30, 2010 was 22.0%, 3.9% and 8.0%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.80% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of Partners III is measured from June 1, 1983, the inception of the Partnership. As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

weitzfunds.com           21

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22          Weitz Funds

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Liberty Media - Interactive	5.7%
Omnicare	5.5
Berkshire Hathaway	5.2
Texas Instruments	4.5
SandRidge Energy	4.3
Discovery Communications	4.3
Redwood Trust	4.1
Microsoft	4.0
Liberty Global	4.0
Dell	3.9
% of Net Assets	45.5%

Industry Sectors
Consumer Discretionary	39.5%
Information Technology	23.2
Financials	14.2
Health Care	8.1
Energy	8.1
Materials	3.6
Industrials	1.7
Consumer Staples	0.9
Telecommunication Services	0.3
Total Long Positions	99.6
Securities Sold Short	(15.3)
Net Long Positions	84.3
Short Proceeds/Other	15.7
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended September 30, 2010
Net Purchases ($mil)		Net Sales ($mil)
Ascent Media (new)	$6.9	Hewitt Associates (eliminated)	$7.0
SandRidge Energy	5.0	Willis Group Holdings	4.2
Grand Canyon Education	4.7	Liberty Media - Starz	4.0
Texas Instruments	4.5	Weight Watchers	4.0
Laboratory Corp. of America	4.4	Monsanto (eliminated)	3.5
Other (net)	2.6		$22.7
	$28.1
Net Portfolio Purchases	$5.4

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2010
Positive ($mil)		Negative ($mil)
Liberty Media - Interactive	$4.0	Short Positions	$(5.9)
Liberty Media - Starz	3.0	Intelligent Systems	(0.6)
Discovery Communications	2.5	Eagle Materials	(0.4)
Liberty Global	2.0	Martin Marietta Materials	(0.4)
Hewitt Associates	1.8	Ascent Media	(0.2)
Other (net)	20.6		$(7.5)
	$33.9
Net Portfolio Gains	26.4

                           weitzfunds.com        23

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2010 • (UNAUDITED)

COMMON STOCKS — 99.6%	Shares	Value
Consumer Discretionary — 39.5%
Broadcasting & Cable TV — 13.0%
Discovery Communications, Inc. - CL C* (a)	340,000	$12,984,600
Liberty Global, Inc. - Series C* (a)	400,000	12,224,000
Liberty Media Corp. -
Starz - Series A*	160,000	10,380,800
Cumulus Media, Inc. - CL A*	1,358,000	3,815,980
		39,405,380
Media — 8.0%
Live Nation Entertainment, Inc.*	900,000	8,892,000
Liberty Media Corp. -
Capital - Series A* (a)	170,000	8,850,200
Ascent Media Corp. - CL A*	250,000	6,677,500
		24,419,700
Retailing — 7.5%
Liberty Media Corp. -
Interactive - Series A* (a)	1,250,000	17,137,500
Cabela’s, Inc. - CL A* (a)	290,000	5,504,200
		22,641,700
Education Services — 4.7%
Grand Canyon Education, Inc.*	505,000	11,074,650
Apollo Group, Inc. - CL A*	60,000	3,081,000
		14,155,650
Consumer Services — 4.5%
Coinstar, Inc.*	136,200	5,855,238
Interval Leisure Group, Inc.*	320,000	4,310,400
Weight Watchers International, Inc.	112,043	3,494,621
		13,660,259
Consumer Durables & Apparel — 1.8%
Mohawk Industries, Inc.*	100,000	5,330,000
		119,612,689

	Shares	Value
Information Technology — 23.2%
Software & Services — 14.7%
Microsoft Corp.	500,000	$12,245,000
Accenture plc - CL A	240,000	10,197,600
ACI Worldwide, Inc.*	320,000	7,164,800
The Knot, Inc.*	700,000	6,391,000
Google, Inc. - CL A* (a)	12,000	6,309,480
Intelligent Systems Corp.* # †	2,270,000	2,270,000
		44,577,880
Technology Hardware & Equipment — 8.5%
Texas Instruments, Inc.	500,000	13,570,000
Dell, Inc.* (a)	920,000	11,923,200
Continental Resources* #	700	280,000
		25,773,200
		70,351,080
Financials — 14.2%
Insurance — 10.1%
Berkshire Hathaway, Inc. - CL B* (a)	190,000	15,709,200
Aon Corp.	303,050	11,852,286
Willis Group Holdings Ltd.	100,000	3,082,000
		30,643,486
Mortgage REIT’s — 4.1%
Redwood Trust, Inc.* (a)	870,000	12,580,200
		43,223,686
Health Care — 8.1%
Health Care Equipment & Services — 8.1%
Omnicare, Inc.(a)	700,000	16,716,000
Laboratory Corp. of America Holdings* (a)	100,000	7,843,000
		24,559,000

24 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Shares	Value
Energy — 8.1%
Energy — 8.1%
SandRidge Energy, Inc.*	2,287,550	$12,993,284
ConocoPhillips(a)	200,000	11,486,000
		24,479,284
Materials — 3.6%
Construction Materials — 3.6%
Martin Marietta Materials, Inc.(a)	80,000	6,157,600
Eagle Materials, Inc.	200,000	4,740,000
		10,897,600
Industrials — 1.7%
Industrial Conglomerates — 1.7%
Tyco International Ltd.	140,000	5,142,200
Consumer Staples — 0.9%
Household & Personal Products — 0.9%
Energizer Holdings, Inc.*	40,000	2,689,200
Telecommunication Services — 0.3%
Telecommunication Services — 0.3%
Telephone and Data Systems, Inc. -
Special(a)	31,829	902,352
Total Common Stocks
(Cost $257,454,879)		301,857,091

SHORT-TERM SECURITIES — 1.4%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -Institutional Class 0.05%(b)
(Cost $4,487,279)	4,487,279	$4,487,279
Total Investments in Securities
(Cost $261,942,158)		306,344,370
Due From Broker(a) — 14.3%		43,327,251
Securities Sold Short — (15.3%)		(46,368,505)
Other Liabilities in Excess of Other Assets — (0.0%)		(117,450)
Net Assets — 100.0%		$303,185,666
Net Asset Value Per Share		$10.44

SECURITIES SOLD SHORT — (15.3%)
Discovery Communications, Inc. - CL A	373,100	$(16,248,505)
Ishares Russell 2000 Fund	220,000	(14,843,400)
Ishares Russell 2000 Value Fund	130,000	(8,047,000)
Ishares Russell Midcap Fund	80,000	(7,229,600)
Total Securities Sold Short
(proceeds $49,526,910)		$(46,368,505)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on securities sold short and outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2010.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 25

HICKORY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Hickory Fund returned +10.7% in the third calendar quarter, compared to a +11.3% return for the S&P 500. For the calendar year-to-date, the Fund increased 23.3% compared to a 3.9% gain for the S&P 500. Hewitt Associates started the quarter off on a strong note when the company agreed to merge with Aon Corporation in mid-July. We sold our Hewitt stock (+36% to our sale price) and bought shares of suitor Aon shortly after the announcement. The combined company has a terrific business with a cheap stock, and Aon is now among the Fund’s largest holdings.

Several consumer stocks rebounded as fears of a severe double-dip recession waned. Energizer Holdings (+34%), Cabela’s (+34%), Weight Watchers (+22%) and Mohawk Industries (+16%) were among the largest contributors. A trio of Liberty Media companies chaired by John Malone also enjoyed strong gains this quarter (Liberty Media – Interactive +31%, Liberty Media – Starz +25% and Liberty Media – Capital +24%). Waffling investor sentiment has caused LINTA’s stock in particular to be far more volatile than QVC’s business, which continues to add customers and churn out cash flow.

Rocks, gravel and cement weighed down the Fund’s results during the quarter and year-to-date. While the volume trough has been deeper and longer than our original forecasts, our view is that the long-term competitive advantages of these businesses remain firmly intact. We think Martin Marietta Materials (-9% for the quarter), Eagle Materials (-8%) and Vulcan Materials (-15%) have the potential for outsized multi-year investment returns from today’s depressed prices.

We added new positions in several companies during the quarter. Knology is a cable operator in smaller markets in the Southeast and Midwest. Prestige Brands owns a collection of well-known personal care, over-the-counter medication and household care brands. Examples include Chloraseptic, Clear Eyes, Compound W, Cutex, Comet and Spic & Span. Iconix Brand Group owns a portfolio of brand names such as Ocean Pacific, Mossimo and Peanuts, which the company licenses to retailers and wholesalers in exchange for predictable royalty cash flow streams. Omaha-based TD Ameritrade is a leading provider of online brokerage and other technology-based financial services. Finally, Kennedy-Wilson Holdings owns and actively manages commercial, multi-family and residential real estate, and provides a broad range of real estate services including auction and commercial brokerage.

In other activity, we added significantly to our holdings of SandRidge Energy, Grand Canyon Education, Omnicare and Live Nation, whose stocks were exceptionally volatile for varied reasons. As an example, Omnicare posted disappointing quarterly results and (again) offered a tepid outlook. This time, the Board changed management along with guidance. Under Denny Shelton’s steady hand and capable stewardship, we are confident that Omnicare’s culture and business will improve markedly over the next few years. We reduced the Fund’s Willis Group position during the quarter, in part because we find competitor Aon’s risk-reward more compelling. AutoZone was our other large sale. While the company’s recent results have been terrific, we eliminated the stock as it approached our growing value estimate. On balance we were heavy net buyers during the quarter, and the Fund’s residual cash position declined to 12% of net assets.

The Hickory Fund invests in a subset of our firm’s best smaller company ideas. More than 75% of Hickory’s stock investments are in companies with market caps under $5 billion. In the table below we have included comparative returns for the Russell 2500 and the Russell 2500 Value, two indices that represent small and medium sized companies (colloquially known as “smid cap” in industry jargon). As a reminder, we do not and will not manage our funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

	Total Returns			Average Annual Total Returns
	3 Mos.	YTD	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	10.7%	23.3%	25.4%	-3.0%	1.6%	2.7%	9.0%
S&P 500	11.3	3.9	10.2	-7.1	0.6	-0.4	6.4
Russell 2500	12.2	10.3	15.9	-3.6	2.4	5.1	8.5
Russell 2500 Value	11.4	9.6	14.7	-4.0	1.4	8.0	9.8

See pages 4 and 27 for additional performance disclosures.

26          Weitz Funds

HICKORY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Hickory Fund as compared to the S&P 500 over the periods indicated.

Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2

Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
2004	22.6%	10.9%	11.7%
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010 (9/30/10)	23.3	3.9	19.4
Since Inception:
Cumulative Return	406.6	254.4	152.2
Avg. Annual Return	9.7	7.5	2.2

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2000, through September 30, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2010 was 25.4%, 1.6% and 2.7%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.33% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com           27

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28          Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Liberty Media - Interactive	6.1%
Omnicare	5.8
SandRidge Energy	5.1
Liberty Global	4.6
Redwood Trust	4.4
Grand Canyon Education	4.2
Laboratory Corp. of America	3.8
Aon	3.8
Mohawk Industries	3.4
Liberty Media - Starz	3.4
% of Net Assets	44.6%

Industry Sectors
Consumer Discretionary	43.6%
Financials	11.4
Health Care	10.1
Materials	6.4
Information Technology	5.7
Energy	5.1
Consumer Staples	3.4
Telecommunication Services	2.0
Short-Term Securities/Other	12.3
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended September 30, 2010
Net Purchases ($mil)		Net Sales ($mil)
Aon (new)	$8.6	Hewitt Associates (eliminated)	$8.9
SandRidge Energy	5.6	Willis Group Holdings	6.1
Grand Canyon Education	4.3	AutoZone (eliminated)	5.2
Ascent Media	4.0	Liberty Media - Starz	4.8
Omnicare	3.1	Energizer Holdings	2.7
Other (net)	7.6		$27.7
	$33.2
Net Portfolio Purchases	$5.5

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2010
Positive ($mil)		Negative ($mil)
Liberty Media - Interactive	$3.5	Eagle Materials	$(0.5)
Liberty Media - Starz	2.9	Martin Marietta Materials	(0.4)
Hewitt Associates	2.3	Vulcan Materials	(0.3)
Energizer Holdings	2.3	Strayer Education	(0.2)
Cabela’s	1.9	Live Nation Entertainment	(0.1)
Other (net)	13.2		$(1.5)
	$26.1
Net Portfolio Gains	$24.6

weitzfunds.com           29

HICKORY FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2010 • (UNAUDITED)

COMMON STOCKS — 87.7%	Shares	Value
Consumer Discretionary — 43.6%
Broadcasting & Cable TV — 9.9%
Liberty Global, Inc. - Series C*	370,000	$11,307,200
Liberty Media Corp. - Starz - Series A*	130,000	8,434,400
Knology, Inc.*	190,200	2,554,386
Cumulus Media, Inc. - CL A*	562,000	1,579,220
CIBL, Inc.#	1,005	502,500
		24,377,706
Media — 9.8%
Liberty Media Corp. - Capital - Series A*	160,000	8,329,600
Live Nation Entertainment, Inc.*	800,000	7,904,000
Ascent Media Corp. - CL A*	245,000	6,543,950
The Washington Post Co. - CL B	4,000	1,597,640
		24,375,190
Retailing — 8.4%
Liberty Media Corp. - Interactive - Series A*	1,100,000	15,081,000
Cabela’s, Inc. - CL A*	300,000	5,694,000
		20,775,000
Consumer Services — 6.4%
Weight Watchers International, Inc.	188,829	5,889,576
Coinstar, Inc.*	121,500	5,223,285
Interval Leisure Group, Inc.*	350,000	4,714,500
		15,827,361
Education Services — 4.7%
Grand Canyon Education, Inc.*	475,000	10,416,750
Strayer Education, Inc.	7,000	1,221,500
		11,638,250
Consumer Durables & Apparel — 4.4%
Mohawk Industries, Inc.*	160,000	8,528,000
Iconix Brand Group, Inc.*	130,000	2,275,000
		10,803,000
		107,796,507

	Shares	Value
Financials — 11.4%
Insurance — 6.3%
Aon Corp.	240,000	$9,386,400
Willis Group Holdings Ltd.	100,000	3,082,000
Brown & Brown, Inc.	150,000	3,028,500
		15,496,900
Mortgage REIT’s — 4.4%
Redwood Trust, Inc.*	750,000	10,845,000
Investment Banking & Brokerage — 0.5%
TD Ameritrade Holding Corp.*	80,000	1,292,000
Thrifts & Mortgage Finance — 0.1%
Tree.com, Inc.*	50,000	327,500
Real Estate Services — 0.1%
Kennedy-Wilson Holdings, Inc.*	20,000	212,000
Kennedy-Wilson Holdings, Inc. - Warrants, expiration date 11/14/14*	10,000	15,000
		227,000
		28,188,400
Health Care — 10.1%
Health Care Equipment & Services — 9.6%
Omnicare, Inc.	600,000	14,328,000
Laboratory Corp. of America Holdings*	120,000	9,411,600
		23,739,600
Managed Health Care — 0.5%
eHealth, Inc.*	100,000	1,292,000
		25,031,600

30 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Shares	Value
Materials — 6.4%
Construction Materials — 5.1%
Martin Marietta Materials, Inc.	80,000	$6,157,600
Eagle Materials, Inc.	210,000	4,977,000
Vulcan Materials Co.	40,000	1,476,800
		12,611,400
Metals & Mining — 1.3%
Compass Minerals International, Inc.	40,600	3,110,772
		15,722,172
Information Technology — 5.7%
Software & Services — 5.4%
ACI Worldwide, Inc.*	330,000	7,388,700
The Knot, Inc.*	660,000	6,025,800
		13,414,500
Technology Hardware & Equipment — 0.3%
FLIR Systems, Inc.*	30,000	771,000
		14,185,500
Energy — 5.1%
Energy — 5.1%
SandRidge Energy, Inc.*	2,230,050	12,666,684
Consumer Staples — 3.4%
Household & Personal Products — 3.4%
Energizer Holdings, Inc.*	90,000	6,050,700
Prestige Brands Holdings, Inc.*	240,000	2,373,600
		8,424,300

	Shares	Value
Telecommunication Services — 2.0%
Telecommunication Services — 2.0%
LICT Corp.* #	1,005	$2,423,146
Telephone and Data Systems, Inc. - Special	81,464	2,309,504
ICTC Group, Inc. - CL A* #	13,065	146,328
		4,878,978
Total Common Stocks (Cost $192,887,769)		216,894,141

SHORT-TERM SECURITIES — 11.3%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.05%(a)	3,034,932	$3,034,932
U.S. Treasury Bills, 0.10% to 0.14%, 10/07/10 to 11/18/10(b)	$25,000,000	24,997,028
Total Short-Term Securities (Cost $28,031,530)		28,031,960
Total Investments in Securities (Cost $220,919,299)		244,926,101
Other Assets Less Other Liabilities — 1.0%		2,466,563
Net Assets — 100.0%		$247,392,664
Net Asset Value Per Share		$33.76

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2010.
(b)	Interest rate presented represents the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 31

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton

The Balanced Fund returned +5.2% in the third calendar quarter, compared to a +7.9% return for the Blended Index. For the calendar year-to-date, the Fund increased 7.9% compared to a 5.3% gain for the Blended Index. Liberty Media – Interactive (+31%) was the largest contributor to the Fund’s quarterly results. Waffling investor sentiment has caused the stock to be far more volatile than QVC’s business, which continues to add customers and churn out free cash flow. Many large companies representing a cross-section of the economy also posted healthy returns. Examples include Praxair +19% (industrial gases), ConocoPhillips +18% (energy), United Parcel Service +18% (air freight and logistics), Omnicom Group +16% (advertising) and Diageo +12% (spirits, wine and beer).

For-profit education companies remained in the headlines. Timely purchases of Grand Canyon Education shares offset market value declines in Strayer Education (-16%) during the quarter. Our education holdings are heavily weighted to Grand Canyon, which has several distinguishing characteristics. First, the university’s student mix is tilted to graduate students and bachelor’s degree students with previous college experience, which has led to better-quality outcomes. Second, tuition levels are lower than most peers, making the programs relatively more affordable. Third, the school’s program mix is anchored by nursing and education, two in-demand fields where Grand Canyon has a long history of successfully preparing students for careers. Fourth, the university benefits from an experienced and highly capable management team led by Brian Mueller. Finally, the school’s Phoenix-based, traditional campus and Christian heritage are unique attributes that help draw students to Grand Canyon over competitors. We think Grand Canyon’s controlled online growth strategy will fuel both academic and business success over the coming years.

Rocks, gravel and cement weighed down the Fund’s results during the quarter and for the year-to-date. While the volume trough has been deeper and longer than our original forecasts, our view is that the long-term competitive advantages of these businesses remain firmly intact. We think Martin Marietta Materials (-9% for the quarter), Eagle Materials (-8%) and Vulcan Materials (-15%) have the potential for outsized multi-year investment returns from today’s price levels.

We purchased three new stocks during the quarter. Texas Instruments is profiled in this report’s Analyst Corner, and Google represents an opportunistic purchase of a dominant growth business at a temporarily depressed price. Baxter International is more traditional value fare. Baxter is a leading medical technology company whose core products treat chronic, life-threatening diseases. The company’s hemophilia franchise holds a dominant position globally, while Baxter’s plasma, vaccine and renal businesses also hold enviable market positions. We were able to purchase the stock at a meaningful discount to our $60 business value estimate, in part because of cyclical headwinds in the plasma business. We think the company may grow more slowly than management expects, and our margin outlook is more sanguine, as well, due to medium-term pricing and reimbursement concerns. Still, Baxter’s diverse product portfolio should generate a healthy, growing stream of free cash flow. The company pays a solid dividend, and share repurchases should continue to enhance per share value creation.

We increased the Fund’s equity weighting from 59% to 64% during the quarter. As noted above, we think the stocks of many high quality companies with durable franchises are cheap. Conversely, the bond landscape is barren. Demand remains high as investors continue to pour money into “safe” fixed income investments, while value is scarce. The Fund’s corporate bond exposure is little changed at 11% of net assets, while mortgage-backed securities (MBS) account for another 8% of net assets. After several quarters of price appreciation, we expect future bond returns to be modest and composed mostly of coupon income. The Fund’s residual cash position is 17% of net assets.

	Total Returns			Average Annual Total Returns
	3 Mos.	YTD	1 Year	3 Year	5 Year	Since Inception
Balanced Fund	5.2%	7.9%	10.4%	-0.8%	2.4%	3.8%
Blended Index	7.9	5.3	9.2	-1.5	2.8	4.3
S&P 500	11.3	3.9	10.2	-7.1	0.6	4.0
Barclays Intermediate Credit	2.8	7.4	7.8	6.9	5.9	4.8

See page 4 for additional performance disclosures.

32          Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Microsoft	3.1%
Omnicare	2.8
Liberty Media - Interactive	2.7
Grand Canyon Education	2.6
United Parcel Service	2.4
Accenture	2.4
Laboratory Corp. of America	2.3
Aon	2.3
Dell	2.2
Martin Marietta Materials	2.1
% of Net Assets	24.9%

Industry Sectors
Consumer Discretionary	17.2%
Information Technology	10.9
Materials	8.8
Financials	8.6
Health Care	6.2
Consumer Staples	4.7
Energy	4.2
Industrials	3.5
Total Common Stocks	64.1
Short-Term Securities/Other	16.9
Corporate Bonds	10.7
Mortgage-Backed Securities	7.8
Taxable Municipal Bonds	0.5
Total Bonds & Short-Term Securities	35.9
Net Assets	100.0%

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2010
Positive (000’s)		Negative (000’s)
Liberty Media - Interactive	$467	Martin Marietta Materials	$(143)
United Parcel Service	311	Vulcan Materials	(117)
ConocoPhillips	222	FLIR Systems	(85)
Praxair	221	Strayer Education	(75)
Liberty Media - Starz	180	Eagle Materials	(74)
Other (net)	3,057		$(494)
	$4,458
Net Portfolio Gains	$3,964

weitzfunds.com          33

BALANCED FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2010 • (UNAUDITED)

COMMON STOCKS — 64.1%	Shares	Value
Consumer Discretionary — 17.2%
Education Services — 4.5%
Grand Canyon Education, Inc.*	90,000	$1,973,700
Apollo Group, Inc. - CL A*	15,000	770,250
Strayer Education, Inc.	4,000	698,000
		3,441,950
Retailing — 4.3%
Liberty Media Corp. -
Interactive - Series A*	150,000	2,056,500
Target Corp.	12,500	668,000
Cabela’s, Inc. - CL A*	30,000	569,400
		3,293,900
Broadcasting & Cable TV — 2.6%
Comcast Corp. - CL A Special	70,000	1,190,700
Liberty Media Corp. - Starz - Series A*	12,000	778,560
		1,969,260
Media — 2.5%
Omnicom Group, Inc.	25,000	987,000
Live Nation Entertainment, Inc.*	90,000	889,200
		1,876,200
Consumer Services — 2.2%
Coinstar, Inc.*	21,000	902,790
Interval Leisure Group, Inc.*	60,000	808,200
		1,710,990
Consumer Durables & Apparel — 1.1%
Mohawk Industries, Inc.*	15,000	799,500
		13,091,800

	Shares	Value
Information Technology — 10.9%
Software & Services — 6.5%
Microsoft Corp.	95,000	$2,326,550
Accenture plc - CL A	42,500	1,805,825
Google, Inc. - CL A*	1,500	788,685
		4,921,060
Technology Hardware & Equipment — 4.4%
Dell, Inc.*	130,000	1,684,800
Texas Instruments, Inc.	32,500	882,050
FLIR Systems, Inc.*	30,000	771,000
		3,337,850
		8,258,910
Materials — 8.8%
Construction Materials — 4.5%
Martin Marietta Materials, Inc.	21,000	1,616,370
Eagle Materials, Inc.	50,000	1,185,000
Vulcan Materials Co.	17,500	646,100
		3,447,470
Industrial Gases — 1.8%
Praxair, Inc.	15,000	1,353,900
Fertilizers & Agricultural Chemicals — 1.5%
Monsanto Co.	24,000	1,150,320
Metals & Mining — 1.0%
Compass Minerals International, Inc.	10,000	766,200
		6,717,890
Financials — 8.6%
Insurance — 6.5%
Aon Corp.	44,000	1,720,840
Berkshire Hathaway, Inc. - CL B*	14,000	1,157,520
Willis Group Holdings Ltd.	35,000	1,078,700
Brown & Brown, Inc.	50,000	1,009,500
		4,966,560
Mortgage REIT’s — 2.1%
Redwood Trust, Inc.*	110,000	1,590,600
		6,557,160

34 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Shares	Value
Health Care — 6.2%
Health Care Equipment & Services — 6.2%
Omnicare, Inc.	90,000	$2,149,200
Laboratory Corp. of America Holdings*	22,000	1,725,460
Baxter International, Inc.	17,500	834,925
		4,709,585
Consumer Staples — 4.7%
Hypermarkets & Super Centers — 2.1%
Wal-Mart Stores, Inc.	30,000	1,605,600
Food Beverage & Tobacco — 1.8%
Diageo plc - Sponsored ADR	20,000	1,380,200
Household & Personal Products — 0.8%
The Procter & Gamble Co.	10,000	599,700
		3,585,500
Energy — 4.2%
Energy — 4.2%
ConocoPhillips	25,000	1,435,750
EOG Resources, Inc.	7,000	650,790
Apache Corp.	6,000	586,560
Devon Energy Corp.(e)	8,500	550,290
		3,223,390
Industrials — 3.5%
Transportation — 2.4%
United Parcel Service, Inc. - CL B	27,500	1,833,975
Aerospace & Defense — 1.1%
Lockheed Martin Corp.	12,000	855,360
		2,689,335
Total Common Stocks (Cost $44,349,583)		48,833,570

CORPORATE BONDS — 10.7%	Principal amount	Value
American Express Credit Corp.
7.3% 8/20/13	$650,000	$747,622
Berkshire Hathaway Finance Corp.
4.2% 12/15/10	300,000	302,408
Comcast Corp.
6.5% 1/15/15	300,000	352,084
4.95% 6/15/16	193,000	215,426
Dell, Inc.
5.625% 4/15/14	250,000	284,632
Host Hotels & Resorts LP
6.875% 11/01/14	500,000	518,750
JP Morgan Chase & Co.
4.75% 5/01/13	100,000	108,521
Level 3 Financing, Inc.
9.25% 11/01/14	750,000	708,750
Liberty Media LLC 5.
7% 5/15/13	750,000	766,875
Markel Corp.
6.8% 2/15/13	500,000	537,488
Mohawk Industries, Inc.
6.5% 1/15/11	400,000	405,500
QVC, Inc.
7.125% 4/15/17(d)	400,000	416,000
Time Warner Cable, Inc.
5.4% 7/02/12	250,000	267,954
7.5% 4/01/14	120,000	141,548
USG Corp.
6.3% 11/15/16	800,000	698,000
Valmont Industries, Inc.
6.875% 5/01/14	350,000	358,750
Well Point, Inc.
6.0% 2/15/14	250,000	283,333
Wells Fargo & Co.
3.98% 10/29/10	250,000	250,620
4.375% 1/31/13	750,000	800,854
Total Corporate Bonds (Cost $7,313,134)		8,165,115

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 35

BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

MORTGAGE-BACKED SECURITIES — 7.8%(c)	Principal amount	Value
Federal Home Loan Mortgage Corporation — 3.6%
Collateralized Mortgage Obligations — 3.6%
3028 CL MB — 5.0% 2026 (0.1 years)	$35,541	$35,661
2975 CL OD — 5.5% 2027 (0.3 years)	800,000	806,572
2945 CL PC — 5.5% 2028 (0.3 years)	278,321	280,439
3200 CL AD — 5.5% 2029 (0.4 years)	178,992	181,859
R001 CL AE — 4.375% 2015 (0.7 years)	159,731	162,733
2542 CL LD — 5.0% 2022 (1.2 years)	383,038	403,053
2831 CL AB — 5.0% 2018 (1.2 years)	124,628	130,371
2926 CL AB — 5.0% 2019 (1.3 years)	331,566	346,768
2627 CL LE — 3.0% 2017 (1.5 years)	413,865	423,703
		2,771,159
Federal National Mortgage Association — 3.5%
Collateralized Mortgage Obligations — 3.0%
2003-4 CL PD — 5.0% 2016 (0.3 years)	171,337	172,615
2005-59 CL PB — 5.5% 2028 (0.7 years)	558,197	569,998
2003-83 CL VA — 5.5% 2014 (0.8 years)	186,828	192,197
2002-91 CL QG — 5.0% 2018 (2.3 years)	700,120	762,299
2003-9 CL DB — 5.0% 2018 (3.0 years)	500,000	551,425
		2,248,534
Pass-Through Securities — 0.5%
995755 — 4.5% 2024 (2.7 years)	385,031	405,417
		2,653,951
Non-Government Agency — 0.7%
Collateralized Mortgage Obligations — 0.7%
CDMC 2003-7P CL A4 — 3.37% 2017 (Adjustable Rate) (1.0 years)(d)	334,777	341,994
Chase 2004-S1 CL A6 — 4.5% 2019 (3.2 years)	216,806	201,446
		543,440
Total Mortgage-Backed Securities (Cost $5,739,632)		5,968,550

TAXABLE MUNICIPAL BONDS — 0.5%	Principal amount or shares	Value
University of California 4.85% 5/15/13 (Cost $298,903)	$300,000	$328,713

SHORT-TERM SECURITIES — 16.5%
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.05%(a)	541,470	541,470
U.S. Treasury Bills, 0.12% to 0.14%, 11/04/10 to 12/02/10(b)	$12,000,000	11,998,095
Total Short-Term Securities (Cost $12,539,519)		12,539,565
Total Investments in Securities (Cost $70,240,771)		75,835,513
Options Written — 0.0%		(14,100)
Other Assets Less Other Liabilities — 0.4%		312,180
Net Assets — 100.0%		$76,133,593
Net Asset Value Per Share		$10.66

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Devon Energy Corp.	Oct. 2010 / $62.50	5,000	$(14,100)
Total Options Written (premiums received $13,625)			$(14,100)

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2010.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Fully or partially pledged on outstanding written options.

36 Weitz Funds	The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund returned +1.5% in the third calendar quarter, compared to a +2.8% return for the Barclays Capital Intermediate U.S. Government/ Credit Index (BCIGC), our Fund’s primary benchmark. For the calendar year-to-date, the Fund increased 4.7% compared to a 7.4% gain for the BCIGC. Our defensive positioning of the portfolio cost us some short-term price appreciation, but we believe that our conservatism will be rewarded.

Commentary
Domestic credit markets rallied in the third quarter as hints of further monetary stimulus by the Federal Reserve buoyed already strong investor demand for fixed-income assets. Tepid economic data reinforced investors’ animal spirits to buy before any specific details of the Fed’s next move. The result was further declines in interest rates (higher prices) for nearly all fixed-income assets

The next installment of monetary stimulus, dubbed QE2 (Quantitative Easing 2), may come as early as the Fed’s scheduled meeting in November. With short-term interest rates at or close to zero, quantitative easing is arguably the only tool left in the Fed’s toolkit to prop up the flagging economy. It involves expanding the Fed’s balance sheet through large scale purchases of securities, most likely U.S. Treasury bonds in this instance.

With some of the goals of QE1 having been met (stabilizing the economy and stabilizing credit spreads), the next monetary easing phase may attempt to target real yields (too high), inflation (too low) and lending (too tight). The objective would be to avert a ‘liquidity trap’ where cash and savings build up in the economy and are not put to productive use. The unintended consequences of too much liquidity being injected into the economy are what concern us, however. Namely, excessive risk-taking in the financial system as investors potentially misprice risk in a low nominal interest rate environment and the possibility of allowing inflation to rise too fast.

U.S. Treasury bonds are the likely focal point of QE2, and their prices resumed their march back to 2008 crisis levels while certain maturities continued to set new all-time lows in yield. The 2-year Treasury yield, once again, hit new lows during the quarter, declining 18 basis points (a basis point represents one one-hundredth of a percentage point) to 0.42% at September 30. The 10-year Treasury yield fell 42 basis points to yields last seen in January 2009, closing at approximately 2.50% at quarter-end.

Corporate bonds also performed well in the quarter as they benefited from both a rising equity market and the rally in U.S. Government bonds, the base rates for corporate bond pricing. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) composed by Merrill Lynch declined from 209 basis points at June 30 to 184 at September 30.

Fund Review
Nearly every investment added to Fund results in the quarter as capital appreciation from declining interest rates enhanced our interest income. Of the top ten contributors to our Fund’s results in the quarter (contributing approximately 34% of the Fund’s quarterly return), 8 were corporate bonds, including Willis 7-year, Expedia 8-year and two QVC bonds maturing respectively in 7 and 9 years.

Investment activity in the quarter in the corporate bond portion of our portfolio included additions to existing positions in Expedia, Leucadia National Corp., Markel Corp., Mohawk Industries, Omnicare, and Republic Services. New positions include, for example, 2-year bonds issued by Aon Corp., an insurance services ‘broker’ headquartered in Chicago at a spread to Treasuries and with an absolute yield that we believe adequately compensate us for the company’s low credit risk profile. At quarter-end, corporate bonds represented 34% of Fund assets, down modestly from the previous quarter.

The largest incremental investments during the quarter were additions to the Agency-guaranteed MBS (Mortgage-Backed Securities) portion of our portfolio as our weighting increased from 25.6% to 37.6%. As a reminder, MBS are issued when individual mortgages (sometimes thousands) that have similar characteristics (mortgage rate and loan term) are bundled together and sold to investors. A key distinction between MBS and most other bond investments relates to the timing of principal repayment since the homeowner retains the right to prepay or refinance their mortgage at any time. In an environment of declining credit spreads and low nominal returns, we believe select MBS securities offer attractive relative return potential and adequate yield compensation for the risks assumed. Fund investments in MBS during the quarter were concentrated in older or ‘seasoned’ 15-year terms with coupons of 4% or higher that we believe will generate

weitzfunds.com           37

solid cash flows for the Fund should interest rates fall and cause a spike in prepayments, shortening the average life of our investments. More importantly, we have also analyzed and selected investments so we are adequately compensated should interest rates rise, prepayments fall and the average life of our investments rise.

Overall portfolio metrics changed modestly during the quarter with the average maturity decreasing to 3.4 from 3.6 years and average duration increasing to 2.2 from 1.7 years. Aside from our MBS holdings, sector weightings were mostly unchanged during the quarter. The overall credit quality of our portfolio remains high with approximately 63% of the portfolio invested in AAA-rated securities, U.S. Treasury, U.S. Government Agency-guaranteed MBS and cash.

Outlook
Today’s lower credit spread environment leaves few undiscovered areas of opportunity among various fixed-income sectors. Coupled with the ultra low Treasury interest rates, we once again encourage fixed-income investors to temper future return expectations (please read Wally’s commentary on bonds in his opening letter to this report). While the prospects for inflation, the bond investor’s boogeyman, appear low for the remainder of 2010 and into 2011, we remain wary of the longer-term inflationary implications of the enormous deficit spending to combat the credit crisis. Recent commentary by Federal Reserve representatives about the desire to raise inflation expectations and even possibly manufacture inflation in excess of the Fed’s long-term mandate reinforce our desire to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. A quote by a Fed chairman (William McChesney Martin) before a Senate Finance Committee in the 1950s in response to the idea that the Fed should encourage a gradual rise in prices seems worth repeating – “There is no validity whatever in the idea that any inflation, once accepted, can be confined to moderate proportions.” Chairman Martin’s comments proved prescient given our country’s struggle with inflation in the 1970s and 80s. Hopefully we can avoid a replay of the experience. In the meantime, we will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Short-Intermediate Income Fund	5.4%	6.7%	5.7%	5.5%	5.6%	6.0%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	7.8	6.9	5.9	6.1	6.1	6.7
1-5 Year U.S. Government/Credit	5.1	5.7	5.3	5.3	5.5	6.1
1-3 Year U.S. Government/Credit	3.3	4.6	4.7	4.6	5.1	5.6

See page 4 for additional performance disclosures.

38          Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality Ratings
U.S. Treasury	5.2%
U.S. Government Agency Mortgage Related Securities	37.2
Aaa/AAA	6.7
Aa/AA	3.9
A/A	5.1
Baa/BBB	16.2
Ba/BB	7.7
B/B	1.8
Caa/CCC	0.6
Common Stocks	1.4
Short-Term Securities/Other	14.2
Net Assets	100.0%

Sector Breakdown
Mortgage-Backed Securities	37.6%
Corporate Bonds	34.0
Short-Term Securities/Other	14.2
Government Agency	6.1
U.S. Treasury	5.2
Taxable Municipal Bonds	1.5
Common Stocks	1.4
Net Assets	100.0%

Financial Attributes
Average Maturity	3.4 years
Average Duration	2.2 years
Average Coupon	4.3%
30-Day SEC Yield at 9-30-10	2.0%

Maturity Distribution
Short-Term Securities/Other	14.2%
Less than 1 Year	6.2
1 to 3 Years	41.9
3 to 5 Years	15.5
5 to 7 Years	11.8
7 to 10 Years	8.9
10 Years or more	0.1
Common Stock	1.4
Net Assets	100.0%

weitzfunds.com          39

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2010 • (UNAUDITED)

CORPORATE BONDS — 34.0%	Principal amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$2,000,000	$2,155,872
Credit Corp. 7.3% 8/20/13	3,260,000	3,749,613
FSB Bank 5.55% 10/17/12	1,609,000	1,734,399
FSB Bank 6.0% 9/13/17	2,500,000	2,855,655
8.125% 5/20/19	1,000,000	1,293,518
Anheuser-Busch InBev
5.375% 11/15/14(d)	4,000,000	4,493,976
Aon Corp.
7.375% 12/14/12	10,879,000	11,982,076
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,418,955
Berkshire Hathaway Finance Corp.
4.2% 12/15/10	375,000	378,011
2.125% 2/11/13	3,000,000	3,093,375
4.6% 5/15/13	3,000,000	3,271,233
4.625% 10/15/13	2,129,000	2,344,001
4.85% 1/15/15	1,500,000	1,689,368
5.4% 5/15/18	5,000,000	5,726,105
Boston Properties LP
5.625% 4/15/15	2,000,000	2,233,642
5.875% 10/15/19	4,000,000	4,477,156
Comcast Corp.
10.625% 7/15/12	2,000,000	2,312,366
6.5% 1/15/15	2,081,000	2,442,289
4.95% 6/15/16	675,000	753,432
5.15% 3/01/20	3,000,000	3,284,865
Dell, Inc.
5.625% 4/15/14	1,250,000	1,423,162
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,312,802
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,186,372
6.375% 6/15/15	8,000,000	8,320,000
7.625% 5/15/16	7,000,000	7,813,995
Expedia, Inc.
7.456% 8/15/18	13,000,000	14,690,000
5.95% 8/15/20(d)	1,000,000	1,016,250
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,016,155
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,399,864
Host Hotels & Resorts LP
6.875% 11/01/14	5,000,000	5,187,500
JP Morgan Chase & Co.
5.35% 2/01/12 (Bear Stearns Co., Inc.)	2,000,000	2,114,594
4.75% 5/01/13	1,900,000	2,061,893
5.15% 10/01/15	5,500,000	6,037,262
6.3% 4/23/19	2,500,000	2,902,047

	Principal amount	Value
Kraft Foods, Inc.
2.625% 5/08/13	$1,000,000	$1,037,080
Leucadia National Corp.
7.125% 3/15/17	9,000,000	9,067,500
Level 3 Financing, Inc.
9.25% 11/01/14	2,000,000	1,890,000
Liberty Media LLC
5.7% 5/15/13	8,240,000	8,425,400
Markel Corp.
6.8% 2/15/13	14,885,000	16,001,003
7.125% 9/30/19	4,566,000	5,175,849
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,111,520
MetLife, Inc.
2.375% 2/06/14	1,000,000	1,011,396
Mohawk Industries, Inc.
6.5% 1/15/11	13,695,000	13,883,306
6.875% 1/15/16	10,905,000	11,409,356
News America Holdings
9.25% 2/01/13	2,222,000	2,596,034
Omnicare, Inc.
6.125% 6/01/13	11,793,000	11,837,224
QVC, Inc.
7.125% 4/15/17(d)	6,600,000	6,864,000
7.5% 10/01/19(d)	4,000,000	4,200,000
Republic Services, Inc. (Allied Waste)
7.125% 5/15/16	12,545,000	13,454,400
6.875% 6/01/17	3,050,000	3,370,973
Swiss Re (General Electric Global Insurance)
6.45% 3/01/19	5,000,000	5,478,840
Target Corp.
8.6% 1/15/12	3,000,000	3,262,917
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,143,630
7.5% 4/01/14	1,700,000	2,005,257
Time Warner, Inc.
3.15% 7/15/15	500,000	518,839
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	193,280
USG Corp.
6.3% 11/15/16	5,000,000	4,362,500
Valmont Industries, Inc.
6.875% 5/01/14	6,240,000	6,396,000
Vornado Realty Trust
4.25% 4/01/15	9,315,000	9,649,874
Washington Post Co.
7.25% 2/01/19	3,500,000	4,208,851

40 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal amount	Value
WellPoint, Inc.
5.0% 1/15/11	$1,000,000	$1,011,727
6.0% 2/15/14	2,000,000	2,266,668
Wells Fargo & Co.
3.98% 10/29/10	1,750,000	1,754,340
4.375% 1/31/13	4,000,000	4,271,224
3.75% 10/01/14	6,000,000	6,363,714
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,580,845
Whirlpool Corp.
8.0% 5/01/12	1,000,000	1,090,116
Willis North America, Inc.
6.2% 3/28/17	13,576,000	14,485,565
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	7,500,000	7,713,585
3.7% 6/30/14(d)	7,500,000	7,773,195
XTO Energy, Inc.
5.75% 12/15/13	2,250,000	2,588,335
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,090,878
Total Corporate Bonds (Cost $311,670,289)		332,717,024

MORTGAGE-BACKED SECURITIES — 37.6%(c)
Federal Home Loan Mortgage Corporation — 12.3%
Collateralized Mortgage Obligations — 8.6%
2692 CL QT — 4.5% 2018 (0.0 years)	21,713	21,704
2743 CL HC — 4.5% 2015 (0.2 years)	487,333	489,882
2765 CL JN — 4.0% 2019 (0.2 years)	167,485	168,250
2975 CL OD — 5.5% 2027 (0.3 years)	2,700,000	2,722,181
2945 CL PC — 5.5% 2028 (0.3 years)	1,113,284	1,121,755
3200 CL NA — 5.5% 2032 (0.4 years)	744,472	754,692
3200 CL AD — 5.5% 2029 (0.4 years)	3,042,872	3,091,606
2587 CL UD — 5.5% 2031 (0.5 years)	3,518,128	3,572,719
R001 CL AE — 4.375% 2015 (0.7 years)	958,389	976,399
3098 CL HA — 5.5% 2023 (0.8 years)	1,848,894	1,905,264
2999 CL NB — 4.5% 2017 (0.9 years)	3,696,071	3,790,990
R009 CL AJ — 5.75% 2018 (0.9 years)	647,018	670,410
3036 CL JH — 5.0% 2031 (1.0 years)	3,248,201	3,338,773
2829 CL DJ — 4.5% 2018 (1.0 years)	2,938,701	3,026,712
R010 CL AB — 5.5% 2019 (1.0 years)	3,150,093	3,272,448
2579 CL PC — 5.5% 2032 (1.1 years)	2,062,511	2,138,938
R011 CL AB — 5.5% 2020 (1.1 years)	1,230,209	1,281,852
3042 CL HA — 5.5% 2029 (1.1 years)	2,230,717	2,314,824

	Principal amount	Value
2549 CL PD — 5.5% 2031 (1.1 years)	$3,990,504	$4,142,163
2906 CL HK — 5.0% 2032 (1.1 years)	3,561,252	3,683,990
2947 CL B — 5.0% 2032 (1.1 years)	1,433,982	1,482,852
2831 CL AB — 5.0% 2018 (1.2 years)	498,514	521,483
2627 CL LE — 3.0% 2017 (1.5 years)	724,264	741,480
3566 CL DB — 4.0% 2022 (1.5 years)	7,654,085	8,116,601
3556 CL MA — 5.0% 2037 (1.7 years)	2,622,022	2,824,431
3229 CL HB — 5.0% 2025 (1.7 years)	2,172,046	2,301,750
2937 CL HJ — 5.0% 2019 (1.8 years)	2,905,466	3,105,907
3562 CL KA — 4.0% 2022 (1.9 years)	8,318,156	8,678,688
2574 CL JM — 5.0% 2022 (1.9 years)	1,469,459	1,587,975
3544 CL KA — 4.5% 2023 (2.0 years)	7,356,059	8,080,176
3170 CL EA — 4.5% 2020 (2.1 years)	3,375,257	3,568,044
		83,494,939
Pass-Through Securities — 3.7%
1386 — 5.0% 2018 (2.3 years)	225,260	240,621
18190 — 5.5% 2022 (2.4 years)	349,121	375,815
18296 — 4.5% 2024 (2.6 years)	7,100,057	7,472,652
18306 — 4.5% 2024 (2.7 years)	12,215,176	12,856,200
13300 — 4.5% 2023 (2.9 years)	3,394,779	3,575,581
13517 — 4.0% 2024 (3.0 years)	11,379,016	11,898,692
		36,419,561
		119,914,500
Federal National Mortgage Association — 24.6%
Collateralized Mortgage Obligations — 12.1%
2003-16 CL PD — 5.0% 2016 (0.6 years)	2,114,965	2,154,212
2004-81 CL KC — 4.5% 2017 (0.6 years)	1,236,400	1,263,309
2005-59 CL PB — 5.5% 2028 (0.7 years)	1,717,528	1,753,840
2005-9 CL A — 5.0% 2031 (0.9 years)	2,209,155	2,268,130
2006-9 CL GA — 5.5% 2033 (0.9 years)	3,710,475	3,818,411
2003-27 CL DW — 4.5% 2017 (0.9 years)	1,000,000	1,029,708
2006-22 CL DA — 5.5% 2033 (1.0 years)	1,349,593	1,394,384
2003-92 CL PD — 4.5% 2017 (1.1 years)	2,173,095	2,257,724
2006-78 CL AV — 6.5% 2017 (1.2 years)	1,636,062	1,732,376
2006-21 CL CA — 5.5% 2029 (1.3 years)	1,790,408	1,863,143
2007-32 CL BA — 5.5% 2034 (1.3 years)	5,522,341	5,742,276
2008-54 CL EC — 5.0% 2035 (1.4 years)	5,177,557	5,393,312
2009-27 CL JA — 5.0% 2036 (1.4 years)	2,698,483	2,810,405
2003-43 CL EX — 4.5% 2017 (1.5 years)	402,545	420,694
2003-86 CL KT — 4.5% 2018 (1.5 years)	1,196,866	1,236,209

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal amount	Value
2003-39 CL LC — 5.0% 2022 (1.5 years)	$560,873	$597,520
2004-40 CL BA — 4.5% 2018 (1.5 years)	2,439,030	2,549,147
2005-9 CL AC — 5.0% 2033 (1.6 years)	14,499,146	15,191,190
2005-1 CL KA — 5.0% 2033 (1.7 years)	10,993,487	11,528,552
2007-42 CL YA — 5.5% 2036 (1.7 years)	2,809,190	2,995,798
2010-9 CL CA — 5.0% 2037 (1.7 years)	14,791,783	15,648,219
2003-37 CL QD — 5.0% 2032 (1.7 years)	2,850,409	2,994,034
2004-78 CL AB — 5.0% 2032 (1.8 years)	13,161,789	13,861,398
2009-52 CL DC — 4.5% 2023 (2.1 years)	2,348,754	2,464,590
2009-44 CL A — 4.5% 2023 (2.1 years)	3,002,634	3,201,583
2005-91 CL DA — 4.5% 2020 (2.2 years)	10,754,893	11,272,694
2003-9 CL DB — 5.0% 2018 (3.0 years)	1,000,000	1,102,850
		118,545,708
Pass-Through Securities — 12.5%
254863 — 4.0% 2013 (1.3 years)	188,148	196,833
255291 — 4.5% 2014 (1.6 years)	301,504	312,120
256982 — 6.0% 2017 (2.2 years)	651,286	704,405
251787 — 6.5% 2018 (2.3 years)	22,582	24,625
888439 — 5.5% 2022 (2.4 years)	1,522,104	1,640,118
AE0031 — 5.0% 2025 (2.4 years)	10,463,560	11,103,401
254907 — 5.0% 2018 (2.4 years)	736,596	786,242
888595 — 5.0% 2022 (2.5 years)	1,726,110	1,835,436
AD0629 — 5.0% 2024 (2.6 years)	7,315,249	7,778,574
995960 — 5.0% 2023 (2.6 years)	7,271,595	7,716,976
995692 — 4.5% 2024 (2.6 years)	12,073,830	12,716,869
357414 — 4.0% 2018 (2.6 years)	3,043,320	3,227,957
930667 — 4.5% 2024 (2.7 years)	10,210,832	10,751,459
995755 — 4.5% 2024 (2.7 years)	18,866,531	19,865,446
995693 — 4.5% 2024 (2.8 years)	12,745,878	13,462,549
357985 — 4.5% 2020 (2.8 years)	865,266	917,433
890112 — 4.0% 2024 (3.0 years)	9,511,074	9,960,302
MA0043 — 4.0% 2024 (3.0 years)	7,346,877	7,682,406
AA5510 — 4.0% 2024 (3.1 years)	8,240,139	8,616,463
725232 — 5.0% 2034 (3.1 years)	2,759,581	2,930,493
		122,230,107
		240,775,815
Government National Mortgage Association — 0.3%
Collateralized Mortgage Obligations — 0.3%
GNR 2004-80 CL GC — 5.0% 2031 (0.5 years)	3,000,000	3,081,188

	Principal amount	Value
Non-Government Agency — 0.4%
Collateralized Mortgage Obligations — 0.4%
CMSI 2003-11 CL 2A1 — 5.5% 2033 (0.4 years)	$262,443	$263,303
GMACM 2003-J4 CL 3A1 — 4.75% 2018 (0.8 years)	1,348,736	1,393,391
CDMC 2003-7P CL A4 — 3.37% 2017 (Adjustable Rate) (1.0 years)(d)	1,004,331	1,025,982
WAMU 2003-S7 CL A1 — 4.5% 2018 (2.0 years)	577,237	591,020
Chase 2004-S1 CL A6 — 4.5% 2019 (3.2 years)	267,411	248,466
		3,522,162
Total Mortgage-Backed Securities (Cost $362,452,427)		367,293,665

TAXABLE MUNICIPAL BONDS — 1.5%
Fond Du Lac Cnty, Wisconsin 3.0% 9/01/12	2,900,000	2,970,470
Stratford, Connecticut 6.55% 2/15/13	500,000	510,760
University of California 4.85% 5/15/13	990,000	1,084,753
Nebraska Public Power District 5.14% 1/01/14	1,000,000	1,112,280
Los Angeles, California Cmty Dev 6.0% 9/01/14	2,275,000	2,560,444
6.0% 9/01/15	1,220,000	1,380,418
Menomonee Falls, Wisconsin 4.25% 11/01/14	2,000,000	2,150,860
Omaha, Nebraska Public Facilities Corp., Lease Revenue, Series B, Refunding 4.588% 6/01/17	815,000	864,723
4.788% 6/01/18	1,000,000	1,058,240
Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,369,136
Total Taxable Municipal Bonds (Cost $14,186,364)		15,062,084

U.S.TREASURY AND GOVERNMENT AGENCY — 11.3%
U.S. Treasury — 5.2%
U.S. Treasury Note
1.125% 12/15/11	15,000,000	15,147,075
2.625% 4/30/16	6,000,000	6,365,160
3.0% 8/31/16	5,000,000	5,394,530
3.0% 9/30/16	6,000,000	6,471,564
3.125% 10/31/16	6,000,000	6,513,282
3.125% 5/15/19	10,000,000	10,627,350
		50,518,961

42 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal amount or shares	Value
Government Agency — 6.1%
Fannie Mae
2.0% 6/24/13	$7,000,000	$7,060,501
1.5% 6/10/15(e)	6,000,000	6,008,418
1.4% 6/30/15(e)	8,000,000	8,012,408
3.0% 9/16/15	6,000,000	6,065,952
2.0% 12/29/15(e)	8,000,000	8,021,952
2.0% 6/28/18(e)	8,000,000	8,027,968
Freddie Mac
5.5% 9/15/11	1,000,000	1,049,480
5.0% 11/13/14	3,000,000	3,445,320
3.0% 3/17/15	6,000,000	6,075,078
3.0% 12/28/18(e)	6,000,000	6,037,602
		59,804,679
Total U.S. Treasury and Government Agency (Cost $106,563,067)		110,323,640

COMMON STOCKS — 1.4%
Redwood Trust, Inc.*	959,965	13,881,094
Newcastle Investment Corp.*	45,000	139,500
Total Common Stocks (Cost $14,400,907)		14,020,594

SHORT-TERM SECURITIES — 13.3%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.05%(a)	15,256,682	$15,256,682
U.S. Treasury Bills, 0.10% to 0.15%,10/21/10 to 12/30/10(b)	$115,285,000	115,259,916
Total Short-Term Securities (Cost $130,517,961)		130,516,598
Total Investments in Securities (Cost $939,791,015)		969,933,605
Other Assets Less Other Liabilities — 0.9%		8,482,759
Net Assets — 100.0%		$978,416,364
Net Asset Value Per Share		$12.45

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2010.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at September 30, 2010.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 43

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Income Fund returned +1.9% in the third calendar quarter, compared to a +2.5% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the calendar year-to-date, the Fund increased 4.1% compared to an increase of 5.0% for our Fund’s primary benchmark. Contributors to our Fund’s performance were broad based as nearly all investments added to fund results through modest capital appreciation in addition to routine coupon income.

Commentary
Domestic credit markets rallied in the third quarter as hints of further monetary stimulus by the Federal Reserve buoyed already strong investor demand for fixed-income assets. Tepid economic data reinforced investors’ animal spirits to buy before any specific details of the Fed’s next move. The result was further declines in interest rates (higher prices) for nearly all fixed-income assets.

The next installment of monetary stimulus, dubbed QE2 (Quantitative Easing 2), may come as early as the Fed’s scheduled meeting in November. With short-term interest rates at or close to zero, quantitative easing is arguably the only tool left in the Fed’s toolkit to prop up the flagging economy. It involves expanding the Fed’s balance sheet through large scale purchases of securities, most likely U.S. Treasury bonds in this instance.

With some of the goals of QE1 having been met (stabilizing the economy and stabilizing credit spreads), the next monetary easing phase may attempt to target real yields (too high), inflation (too low) and lending (too tight). The objective would be to avert a ‘liquidity trap’ where cash and savings build up in the economy and are not put to productive use. The unintended consequences of too much liquidity being injected into the economy are what concern us, however. Namely, excessive risk-taking in the financial system as investors potentially misprice risk in  a low nominal interest rate environment and the possibility of allowing inflation to rise too fast.

U.S. Treasury bonds are the likely focal point of QE2, and their prices resumed their march back to 2008 crisis levels while certain maturities continued to set new all-time lows in yield. Municipal bonds also performed well in the quarter despite lingering concerns about state and local governments’ budgetary challenges, particularly the magnitude of unfunded pension and other post-retirement liabilities. Overall, municipal bond yields closely followed their counterparts in the Treasury market resulting in price increases that supplemented interest income.

Investment activity in the quarter focused on a segment of the municipal marketplace that we believe provides reasonable-to-good value in today’s low absolute return environment. We invested approximately $10 million, about 10% of Fund assets, during the quarter in 5 to 10-year higher coupon bonds that contain a shorter-term call provision. These premium (a bond that has a higher-than-market coupon interest rate) callable bonds are often called ‘cushion’ or ‘kicker’ in industry parlance. They are typically offered in the market at prices which assume it will be redeemed at an upcoming call date in advance of its final maturity. If the call feature is not exercised by the issuer at the call date, the yield we receive increases or ‘kicks up’ based on holding the high coupon bond for a longer time period, possibly to its final maturity. Should interest rates stay low and our investments are redeemed on their shorter-term call dates, we will earn a higher return than we could on other short-term alternatives. If interest rates rise and these investments are not called on their call dates, we will be partially ‘cushioned’ from any rate rise, particularly compared to non-called alternatives, since we will likely receive our higher coupon cash flow for a longer period of time.

44          Weitz Funds

The average duration of our Fund was unchanged at 3.3 years during the quarter and the average maturity fell to 6.7 from 6.8 years. Overall asset quality of our portfolio remains high as we remain focused on security selection and ongoing review of our investments’ fiscal position.

Outlook
Given today’s ultra low interest rate environment, we once again encourage fixed-income investors to temper future return expectations (please read Wally’s commentary on bonds in his opening letter to this report). While the prospects for inflation, the bond investor’s boogeyman, appear low for the remainder of 2010 and into 2011, we remain wary of the longer-term inflationary implications of the enormous deficit spending to combat the credit crisis. Recent commentary by Federal Reserve representatives about the desire to raise inflation expectations and even possibly manufacture inflation in excess of the Fed’s long-term mandate reinforce our desire to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. A quote by a Fed chairman (William McChesney Martin) before a Senate Finance Committee in the 1950s in response to the idea that the Fed should encourage a gradual rise in prices seems worth repeating – “There is no validity whatever in the idea that any inflation, once accepted, can be confined to moderate proportions.” Chairman Martin’s comments proved prescient given our country’s struggle with inflation in the 1970s and ‘80s. Hopefully we can avoid a replay of the experience. In the meantime, we will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
NebraskaTax-Free Income Fund	3.7%	4.6%	4.0%	4.6%	4.7%	5.1%
Barclays Capital 5-Year Municipal Bond Index	5.6	6.7	5.4	5.3	5.1	5.8

See page 4 for additional performance disclosures.

Performance of the Nebraska Tax-Free Income Fund (“NE Tax-Free”) is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, NE Tax-Free succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of NE Tax-Free are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before NE Tax-Free became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

weitzfunds.com           45

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	78.6%
Commonwealth of Puerto Rico	3.7
Illinois	2.5
Florida	2.3
Wisconsin	1.7
Ohio	1.2
Virginia	1.2
Arizona	1.1
Hawaii	1.1
District of Columbia	0.9
North Dakota	0.9
Minnesota	0.0
Short-Term Securities/Other	4.8
Net Assets	100.0%

Financial Attributes
Average Maturity	6.7 years
Average Duration	3.3 years
Average Coupon	4.0%
30-Day SEC Yield at 9-30-10	1.8%
Municipals exempt from federal and Nebraska income taxes	Approx. 82%
Municipals subject to alternative minimum tax	Approx. 5%

Sector Breakdown
Power	21.1%
Higher Education	17.8
Water/Sewer	9.7
Hospital	8.7
General	6.2
Lease	4.6
Airport/Transportation	4.6
Highway	1.1
Housing	0.9
Total Revenue	74.7
City/Subdivision	8.2
School District	6.6
County	2.8
State/Commonwealth	2.6
Total General Obligation	20.2
Escrow/Pre-Refunded	0.3
Short-Term Securities/Other	4.8
Net Assets	100.0%

46          Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2010 • (UNAUDITED)

MUNICIPAL BONDS — 95.2%	Principal amount	Value
Arizona — 1.1%
Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	$1,000,000	$1,044,920
District of Columbia — 0.9%
Metropolitan Washington D.C., Airports Authority, Revenue, Refunding, Series 1999A, AMT
5.25%, 10/01/16	900,000	904,599
Florida — 2.3%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,174,780
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,075,440
		2,250,220
Hawaii — 1.1%
State of Hawaii, Airports System Revenue, Refunding, Series 2010B, AMT
3.0%, 7/01/12	1,000,000	1,025,930
Illinois — 2.5%
Elgin, General Obligation, Refunding, Series 2003
5.125%, 12/15/14	1,020,000	1,127,732
Illinois Finance Authority, Revenue, Series 2009A, Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	275,713
Illinois Health Facility Authority, Revenue, Series A, Evangelical Hospital Corp., Escrowed to Maturity
6.75%, 4/15/12	85,000	89,921
Springfield, Water Revenue, Series 2004
5.25%, 3/01/19	800,000	879,960
		2,373,326
Minnesota — 0.0%
Minnesota State Housing Financial Agency, Single Family Mortgage, Series D
6.0%, 1/01/16	15,000	15,038
Nebraska — 78.6%
Adams County, Hospital Authority #1, Revenue, Mary Lanning Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	269,482
4.4%, 12/15/17	250,000	270,337
5.3%, 12/15/18	700,000	700,686
Bellevue, Development Revenue, Bellevue University Project Refunding, Series 2010B,
0.7%, 6/01/11	600,000	600,294
Series 2010A, 2.75%, 12/01/15	1,000,000	1,026,110
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series B, 4.65%, 6/15/12	500,000	501,110
Cornhusker Public Power District, Electric Revenue, Refunding, Series 2010
0.75%, 7/01/12	660,000	661,445
2.4%, 7/01/17	400,000	405,392

	Principal
	amount	Value
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	$355,000	$360,566
2.15%, 12/15/13	490,000	503,338
Douglas County, Educational Facility Revenue, Series A,
Creighton University Project, FGIC Insured
3.5%, 9/01/12	255,000	266,457
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	250,217
Quality Living Inc. Project
4.7%, 10/01/17	255,000	219,022
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project
4.75%, 9/01/28	500,000	527,655
Children’s Hospital Obligated Group
5.25%, 8/15/20	1,000,000	1,076,310
5.5%, 8/15/21	1,430,000	1,552,565
Nebraska Medical Center Project
5.0%, 11/15/14	380,000	415,880
5.0%, 11/15/15	295,000	324,857
Douglas County, Hospital Authority #3, Revenue, Refunding Nebraska Methodist Health System
5.5%, 11/01/18	500,000	548,825
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	554,232
Douglas County, Millard Public School District #17, Refunding
FSA Insured, 4.0%, 11/15/13	500,000	534,905
4.0%, 6/15/17	750,000	805,215
Douglas County, Ralston Public School District #54, FSA Insured
5.125%, 12/15/21	500,000	517,855
5.2%, 12/15/26	500,000	515,260
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	642,150
4.75%, 9/01/17	200,000	216,326
Grand Island, Electric Revenue, MBIA Insured
5.0%, 8/15/14	500,000	514,980
5.125%, 8/15/16	500,000	515,480
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC Insured
4.1%, 9/01/14	480,000	491,390
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	881,771
3.45%, 4/01/14	650,000	658,411
Hastings, Electric System Revenue, Refunding, FSA Insured
5.0%, 1/01/19	750,000	767,677
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	423,586
3.0%, 11/15/17	640,000	649,408

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 47

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (UNAUDITED) (CONTINUED)

	Principal amount	Value
Lancaster County, Hospital Authority #1, Revenue, Refunding, Bryan LGH Medical Center
Series A, 5.0%, 6/01/16	$500,000	$536,300
Series A, 5.0%, 6/01/17	500,000	534,425
Series B-2, LOC - U.S. Bank, 0.27%, 6/01/31 (Variable Rate Demand Note)	250,000	250,000
Lincoln, Airport Authority Revenue, Refunding
5.2%, 7/01/19	200,000	200,286
Lincoln, Certificates of Participation
Series 2008, 3.0%, 3/15/11	1,085,000	1,098,454
Series 2010A, 0.5%, 3/15/11	280,000	280,118
Series 2010A, 2.4%, 3/15/17	395,000	403,963
Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/18	1,000,000	1,150,220
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,072,040
Lincoln, Parking Revenue, Refunding, Series A
5.375%, 8/15/14	205,000	205,787
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured
5.0%, 6/15/16	885,000	972,447
Lincoln, Water Revenue
5.0%, 8/15/22	800,000	831,888
Lincoln County, North Platte School District #001,General Obligation, Refunding
2.0%, 12/15/13	770,000	794,224
Municipal Energy Agency of Nebraska, Power Supply System Revenue, Refunding, Series A
AMBAC Insured, 5.0%, 4/01/13	380,000	402,264
BHAC Insured, 5.0%, 4/01/20	500,000	587,680
Nebraska Educational Financial Authority, Revenue, Refunding
Hastings College Project
5.05%, 12/01/23	500,000	512,995
Nebraska Wesleyan University Project, Radian Insured
5.15%, 4/01/22	1,000,000	1,011,950
Nebraska Investment Finance Authority, Clean Water State Revolving Fund, Series 2010#
0.7%, 6/15/11	2,085,000	2,085,000
Nebraska Investment Financial Authority, Revenue, Series A, Drinking Water State Revolving Fund
5.15%, 1/01/16	200,000	201,436
Nebraska Investment Financial Authority, Health Facility Revenue, Hospital Revenue, Great Plains Regional Medical Center Project, Radian Insured
5.0%, 11/15/14	250,000	260,448
Nebraska Investment Financial Authority, Single Family Housing Revenue, Series C, AMT
4.05%, 3/01/12	235,000	240,325
4.05%, 9/01/12	285,000	293,279
4.125%, 3/01/13	305,000	314,891

	Principal amount	Value
Nebraska Public Power District, Revenue
2003 Series A, 5.0%, 1/01/20	$230,000	$249,221
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,137,010
2007 Series B, 5.0%, 1/01/15	885,000	1,013,706
2007 Series B, 5.0%, 1/01/21	1,000,000	1,135,120
2008 Series B, 5.0%, 1/01/18(b)	800,000	931,304
2010 Series C, 4.25%, 1/01/17	500,000	558,320
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue, MBIA Insured
4.25%, 7/15/15	405,000	449,996
5.0%, 7/15/16	200,000	231,456
4.0%, 7/15/17	200,000	217,258
Nebraska Utilities Corp., Revenue, University of Nebraska Lincoln Project
5.25%, 1/01/19	750,000	787,163
Omaha, Douglas County, General Obligation, Public Building Commission
5.1%, 5/01/20	750,000	771,008
Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,103,130
5.25%, 10/15/19	250,000	304,888
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project
Series 2009, 5.0%, 6/01/23	770,000	883,783
Series 2010, 4.125%, 6/01/29	650,000	664,820
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	258,798
3.95%, 10/15/18	240,000	261,509
Omaha Public Power District, Electric Revenue
Series A, Escrowed to Maturity
7.625%, 2/01/12(b)	225,000	237,548
Series A, 4.25%, 2/01/18	1,650,000	1,764,395
Series A, 4.1%, 2/01/19	1,000,000	1,099,220
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	1,028,890
Series C, 5.5%, 2/01/14	250,000	268,770
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	520,000	558,168
4.0%, 11/15/14	250,000	279,833
Omaha, Special Tax, Revenue, Heritage Development Project, Series 2004
5.0%, 10/15/17	1,090,000	1,236,997
Papillion-La Vista, Sarpy County School District #27, General Obligation
Refunding, Series 2009A,
3.15%, 12/01/17	930,000	977,997
Series 2009, 5.0%, 12/01/28	500,000	549,140
Papillion, Water System Revenue, Bond Anticipation Notes
Series C, 3.0%, 6/15/11	500,000	500,985
Series 2010, 1.65%, 6/15/13	1,000,000	1,004,300
Plattsmouth, General Obligation, Promissory Notes, Series 2010
0.9%, 9/15/12	445,000	445,565
Public Power Generation Agency, Revenue, Whelan Energy Center Unit 2, Series A
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,424,884
AMBAC Insured, 5.0%, 1/01/18	750,000	843,098
AMBAC Insured, 5.0%, 1/01/26	800,000	845,184

48 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal
	amount	Value
Sarpy County, General Obligation, Sanitary & Improvement District #111, Stoneybrook
5.9%, 3/15/13	$300,000	$300,858
Southern Nebraska Public Power District, Electric System Revenue, AMBAC Insured
4.625%, 9/15/21	1,000,000	1,089,550
State of Nebraska, Certificates of Participation
Series 2009B, 2.1%, 8/01/13	590,000	603,080
Series 2009C, 2.0%, 11/01/13	700,000	707,924
Series 2010B, 1.2%, 9/15/14	1,230,000	1,225,412
University of Nebraska, Facilities Corp.
Deferred Maintenance Revenue
Series 2006, 5.0%, 7/15/18	830,000	960,933
Series 2009, 2.0%, 7/15/11	1,000,000	1,013,570
Lease Rental Revenue
UNMC OPPD Exchange Project,
2.75%, 2/15/16	1,185,000	1,256,669
UNMC Research Center Project,
5.0%, 2/15/15	500,000	526,880
UNMC Sorell Center Project,
4.0%, 4/15/11	1,000,000	1,019,940
University of Nebraska, University Revenue,
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,400,559
Lincoln Parking Project, Refunding
4.0%, 6/01/17	1,070,000	1,166,621
Lincoln Student Fees and Facilities
4.6%, 7/01/17	570,000	604,417
5.0%, 7/01/23	1,000,000	1,102,550
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	433,583
5.0%, 5/15/33	700,000	748,909
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	650,920
5.0%, 5/15/27	800,000	881,312
Wheat Belt Public Power District, Electric System Revenue, Series 2009B
3.2%, 9/01/16	330,000	339,959
3.4%, 9/01/17	415,000	426,213
York County, Hospital Authority #1, Revenue, Refunding, Hearthstone Project
2.2%, 6/01/12	200,000	202,640
2.7%, 6/01/13	150,000	152,828
York County, York Public School District #12, Refunding, Series 2010
0.75%, 12/15/12	220,000	219,696
		75,468,101

	Principal
	amount	Value
North Dakota — 0.9%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	$795,000	$883,905
Ohio — 1.2%
Akron, General Obligation, Series 2003
5.0%, 12/01/17	1,030,000	1,138,356
Puerto Rico — 3.7%
Commonwealth, General Obligation, Refunding
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,076,440
FGIC Insured, 5.5%, 7/01/11	990,000	1,022,363
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	528,505
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	950,988
		3,578,296
Virginia — 1.2%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	975,000	1,122,888
Wisconsin — 1.7%
Milwaukee County, General Obligation, Refunding, Series 2005A
5.0%, 12/01/20	1,405,000	1,589,013
Total Municipal Bonds (Cost $87,831,601)		91,394,592

SHORT-TERM SECURITIES — 4.7%	Shares	Value
Wells Fargo National Advantage Tax-Free Money Market Fund — Institutional Class 0.13%(a)
(Cost $4,556,834)	4,556,834	$4,556,834
Total Investments in Securities (Cost $92,388,435)		95,951,426
Other Assets Less Other Liabilities — 0.1%		105,365
Net Assets — 100.0%		$96,056,791
Net Asset Value Per Share		$10.36

#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2010.
(b)	Security designated to cover a forward purchase commitment.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 49

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund closed the third calendar quarter with a 7-day effective yield of 0.06%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Those familiar with the movie Groundhog Day (1993) might find striking similarities between our Fund’s yield, which remains mired in a near-zero range, and the weatherman in the movie who was forced to relive the same day over and over again. Our Fund’s 7-day effective yield was, once again, unchanged in the third quarter. Seemingly day-after-day, month-after-month, and quarter-after-quarter, returns to savers in investment vehicles like money market funds, bank savings accounts and short-term CDs have remained the same and frustratingly close to zero. The prospects for this low-return environment changing anytime soon are extremely low and the time period for some normalization of short-term interest rates keeps moving further into the future.

The economic challenges (high unemployment, low capacity utilization and sagging consumer and business confidence) our economy faces as it struggles to recover from what has been called the ‘Great Recession’ has led the Federal Reserve to keep short-term interest rates “exceptionally low” as a means to promote economic growth. The third quarter provided fresh evidence of that struggle as economic data continued to reflect a sluggish economy suffering from excess supply and low demand for many goods and services. These and other economic data points were, once again, cited by the Fed as reasons to leave the Fed Funds rate low for an “extended period” at both meetings the FOMC (the rate-setting committee for the Federal Reserve) held in the quarter.

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days (down from 90 days beginning June 30, 2010). As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments.

As of September 30, 99.3% of our portfolio was invested in U.S. Treasury bills with the balance in high quality Wells Fargo money market funds. The average life of our portfolio at September 30 was approximately 48 days.

It’s inevitable that short-term interest rates will break out of their Groundhog Day-like repetition of low-and-unchanged. The timing of this event, however, continues to exasperate investors like the hero in the movie. It’s now certain that the Fed will keep short-term interest rates at near-zero for the rest of 2010 with some even calling for no change beyond 2012. When the Fed changes from its current course and begins to raise short-term rates is anyone’s guess, but our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. In the meantime, we will continue to seek opportunities to add incremental return to our Fund’s yield while maintaining our focus on high credit quality.

Despite today’s low yield environment, our Fund remains a sensible option for those investors whose primary objective is the maintenance of liquidity and the preservation of capital.

Commentary on Amendments to the Regulatory Structure Governing Money Market Funds
The Securities and Exchange Commission (SEC) adopted on February 23, 2010, amendments to rules governing the regulation of money market mutual funds. These amendments are intended to accomplish a number of things, including: enhancement of portfolio information disclosure; improvement in fund operations; and strengthening of risk-limiting conditions governing money market mutual funds. The amendments will be implemented over the course of 2010, the most recent being monthly reporting of portfolio holdings for our Fund. Please see the Fund Profile section for the Government Money Market Fund on our website for a detailed listing, updated monthly, of our investments. Aside from the amendment to shorten the maximum dollar-weighted average portfolio maturity of a money fund portfolio to 60 calendar days (from the previous limit of 90 calendar days), the investment adviser anticipates minimal operational impact to Fund shareholders from implementation of the amendments given the current and historical high-quality nature of our investments.

50          Weitz Funds

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2010 • (UNAUDITED)

	Principal
U.S. TREASURY — 99.3%†	amount	Value
U.S. Treasury Bill
0.12% 11/04/10	$24,000,000	$23,997,348
0.14% 11/12/10	21,000,000	20,996,717
0.15% 11/18/10	28,000,000	27,994,553
0.12% 12/02/10	26,000,000	25,994,627
Total U.S. Treasury		98,983,245

SHORT-TERM SECURITIES — 0.6%	Shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.05%(a)	555,791	$555,791
Wells Fargo Advantage 100% Treasury Money Market Fund - Service Class 0.01%(a)	52,554	52,554
Total Short-Term Securities		608,345
Total Investments in Securities (Cost $99,591,590)		99,591,590
Other Assets Less Other Liabilities — 0.1%		122,550
Net Assets — 100.0%		$99,714,140
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2010.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 51

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2010 • (UNAUDITED)

	Value	Partners Value	Partners III	Hickory	Balanced	Short - Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Assets:
Investments in securities at value:
Unaffiliated issuers*	$897,966,117	$604,646,566	$304,074,370	$244,926,101	$75,835,513	$969,933,605	$95,951,426	$99,591,590
Controlled affiliates*	—	—	2,270,000	—	—	—	—	—
	897,966,117	604,646,566	306,344,370	244,926,101	75,835,513	969,933,605	95,951,426	99,591,590
Accrued interest and dividends receivable	1,064,664	518,247	264,239	248,204	262,066	7,535,833	984,526	37
Due from broker	—	—	43,327,251	—	—	—	—	—
Receivable for securities sold	618,227	1,344,533	1,420,386	2,797,081	259,639	—	—	—
Receivable for fund shares sold	62,854	209,739	103,097	182,362	14	4,910,045	50,000	170,157
Total assets	899,711,862	606,719,085	351,459,343	248,153,748	76,357,232	982,379,483	96,985,952	99,761,784
Liabilities:
Due to adviser	1,072,405	674,559	302,515	279,094	80,595	509,689	77,899	45,740
Options written, at value†	—	—	—	—	14,100	—	—	—
Payable for securities purchased	—	—	1,601,548	466,650	128,944	—	778,755	—
Payable for fund shares redeemed	273,839	167,758	—	15,340	—	3,453,430	72,507	1,500
Securities sold short#	—	—	46,368,505	—	—	—	—	—
Other	—	—	1,109	—	—	—	—	404
Total liabilities	1,346,244	842,317	48,273,677	761,084	223,639	3,963,119	929,161	47,644
Net assets applicable to shares outstanding	$898,365,618	$605,876,768	$303,185,666	$247,392,664	$76,133,593	$978,416,364	$96,056,791	$99,714,140
Composition of net assets:
Paid-in capital	$1,091,311,102	$765,893,030	$271,385,780	$312,570,713	$81,114,414	$947,770,176	$92,466,118	$99,710,712
Accumulated undistributed net investment income (loss)	(190,991)	(1,554,073)	(1,280,664)	(1,052,161)	354,108	(964,515)	29,237	—
Accumulated net realized gain (loss)	(204,214,895)	(179,605,383)	(14,480,067)	(88,132,690)	(10,929,196)	1,468,113	(1,555)	3,428
Net unrealized appreciation (depreciation) of investments	11,460,402	21,143,194	47,560,617	24,006,802	5,594,267	30,142,590	3,562,991	—
Total net assets applicable to shares outstanding	$898,365,618	$605,876,768	$303,185,666	$247,392,664	$76,133,593	$978,416,364	$96,056,791	$99,714,140
Total shares outstanding (indefinite number of no par value shares authorized)	34,635,980	32,570,446	29,049,831	7,327,732	7,140,045	78,602,333	9,267,933	99,710,712
Net asset value, offering and redemption price per share of shares outstanding	$25.94	$18.60	$10.44	$33.76	$10.66	$12.45	$10.36	$1.00
* Cost of investments in securities:
Unaffiliated issuers	$886,505,715	$583,503,372	$259,042,779	$220,919,299	$70,240,771	$939,791,015	$92,388,435	$99,591,590
Controlled affiliates	—	—	2,899,379	—	—	—	—	—
	$886,505,715	$583,503,372	$261,942,158	$220,919,299	$70,240,771	$939,791,015	$92,388,435	$99,591,590
† Premiums from options written	$—	$—	$—	$—	$13,625	$—	$—	$—
# Proceeds from short sales	$—	$—	$49,526,910	$—	$—	$—	$—	$—

52 Weitz Funds	The accompanying notes form an integral part of these financial statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2010 • (UNAUDITED)

	Value	Partners Value	Partners III	Hickory	Balanced	Short - Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Investment income:
Dividends:
Unaffiliated issuers*	$4,833,760	$2,127,165	$830,979	$426,928	$302,381	$—	$—	$—
Interest	556,674	46,628	81,476	27,386	499,382	11,910,863	1,425,821	64,801
Total investment income	5,390,434	2,173,793	912,455	454,314	801,763	11,910,863	1,425,821	64,801
Expenses:
Investment advisory fee	4,575,872	3,061,194	1,405,809	1,184,309	308,413	1,677,315	175,359	186,657
Administrative fee	517,573	372,842	184,456	169,004	71,287	549,370	79,619	83,503
Custodial fees	12,250	9,276	7,487	6,772	2,531	5,440	1,268	1,837
Dividend expense on securities sold short	—	—	216,647	—	—	—	—	—
Interest expense	—	—	269,682	—	—	—	—	—
Registration fees	26,940	22,235	12,208	11,887	10,635	87,735	6,496	11,980
Sub-transfer agent fees	156,185	61,784	25,407	58,096	16,678	48,348	13,946	17,334
Trustees fees	51,554	32,930	14,406	11,337	4,013	35,523	5,020	5,044
Other expenses	241,051	139,785	45,577	53,698	31,698	127,599	37,805	41,946
	5,581,425	3,700,046	2,181,679	1,495,103	445,255	2,531,330	319,513	348,301
Less expenses reimbursed by investment adviser	—	—	—	—	—	—	—	(315,636)
Net expenses	5,581,425	3,700,046	2,181,679	1,495,103	445,255	2,531,330	319,513	32,665
Net investment income (loss)	(190,991)	(1,526,253)	(1,269,224)	(1,040,789)	356,508	9,379,533	1,106,308	32,136
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	88,911,604	29,233,367	23,000,872	12,896,155	2,766,399	2,680,967	11,608	(258)
Options written	2,502,921	1,461,298	643,806	522,742	31,957	—	—	—
Securities sold short	—	—	4,058,667	—	—	—	—	—
Net realized gain (loss)	91,414,525	30,694,665	27,703,345	13,418,897	2,798,356	2,680,967	11,608	(258)
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(99,340,207)	(19,413,037)	(11,717,457)	493,711	(2,567,635)	11,092,996	1,818,957	—
Controlled affiliates	—	—	(522,100)	—	—	—	—	—
Options written	(590,464)	(107,433)	(13,135)	(3,747)	(475)	—	—	—
Securities sold short	—	—	(6,381,579)	—	—	—	—	—
Net unrealized appreciation (depreciation)	(99,930,671)	(19,520,470)	(18,634,271)	489,964	(2,568,110)	11,092,996	1,818,957	—
Net realized and unrealized gain (loss) on investments	(8,516,146)	11,174,195	9,069,074	13,908,861	230,246	13,773,963	1,830,565	(258)
Net increase (decrease) in net assets resulting from operations	$(8,707,137)	$9,647,942	$7,799,850	$12,868,072	$586,754	$23,153,496	$2,936,873	$31,878
* Foreign taxes withheld	$1,650	$—	$—	$—	$—	$—	$—	$—

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 53

STATEMENTS OF CHANGES IN NET ASSETS

	Value		Partners Value		Partners III		Hickory
	Six months ended Sept. 30, 2010 (Unaudited)	Year ended March 31, 2010	Six months ended Sept. 30, 2010 (Unaudited)	Year ended March 31, 2010	Six months ended Sept. 30, 2010 (Unaudited)	Year ended March 31, 2010	Six months ended Sept. 30, 2010 (Unaudited)	Year ended March 31, 2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(190,991)	$(2,691,083)	$(1,526,253)	$(2,851,516)	$(1,269,224)	$(2,151,940)	$(1,040,789)	$(1,367,478)
Net realized gain (loss)	91,414,525	(130,524,291)	30,694,665	(43,975,020)	27,703,345	(6,920,327)	13,418,897	(18,045,167)
Net unrealized appreciation (depreciation)	(99,930,671)	524,860,429	(19,520,470)	277,100,619	(18,634,271)	108,281,364	489,964	99,341,106
Net increase (decrease) in net assets resulting from operations	(8,707,137)	391,645,055	9,647,942	230,274,083	7,799,850	99,209,097	12,868,072	79,928,461
Distributions to shareholders from:
Net investment income	—	(2,460,543)	—	(402,905)	—	—	—	—
Net realized gains	—	—	—	—	—	—	—	—
Total distributions	—	(2,460,543)	—	(402,905)	—	—	—	—
Fund share transactions:*
Proceeds from sales	26,628,702	54,261,130	89,962,727	61,041,848	44,389,748	29,270,519	73,990,001	15,094,154
Payments for redemptions	(97,132,344)	(230,303,133)	(115,841,247)	(100,223,215)	(23,796,733)	(8,596,125)	(45,581,300)	(22,719,496)
Reinvestment of distributions	—	2,340,752	—	346,346	—	—	—	—
Net increase (decrease) from fund share transactions	(70,503,642)	(173,701,251)	(25,878,520)	(38,835,021)	20,593,015	20,674,394	28,408,701	(7,625,342)
Total increase (decrease) in net assets	(79,210,779)	215,483,261	(16,230,578)	191,036,157	28,392,865	119,883,491	41,276,773	72,303,119
Net assets:
Beginning of period	977,576,397	762,093,136	622,107,346	431,071,189	274,792,801	154,909,310	206,115,891	133,812,772
End of period	$898,365,618	$977,576,397	$605,876,768	$622,107,346	$303,185,666	$274,792,801	$247,392,664	$206,115,891
Undistributed net investment income (loss)	$(190,991)	$—	$(1,554,073)	$(27,820)	$(1,280,664)	$(11,440)	$(1,052,161)	$(11,372)
*Transactions in fund shares:
Shares issued	1,058,678	2,500,036	4,964,434	3,959,200	4,395,441	3,355,546	2,294,026	561,795
Shares redeemed	(3,818,271)	(10,307,156)	(6,505,943)	(6,495,709)	(2,420,081)	(1,029,772)	(1,454,382)	(859,995)
Reinvested dividends	—	119,365	—	25,392	—	—	—	—
Net increase (decrease) in shares outstanding	(2,759,593)	(7,687,755)	(1,541,509)	(2,511,117)	1,975,360	2,325,774	839,644	(298,200)

54 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Balanced		Short-Intermediate Income		Nebraska Tax-Free Income		Government Money Market
	Six months ended Sept. 30, 2010 (Unaudited)	Year ended March 31, 2010	Six months ended Sept. 30, 2010 (Unaudited)	Year ended March 31, 2010	Six months ended Sept. 30, 2010 (Unaudited)	Year ended March 31, 2010	Six months ended Sept. 30, 2010 (Unaudited)	Year ended March 31, 2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$356,508	$754,691	$9,379,533	$12,795,145	$1,106,308	$2,088,429	$32,136	$93,304
Net realized gain (loss)	2,798,356	(1,904,511)	2,680,967	2,164,813	11,608	51,876	(258)	3,686
Net unrealized appreciation (depreciation)	(2,568,110)	21,847,362	11,092,996	18,323,578	1,818,957	1,243,536	—	—
Net increase (decrease) in net assets resulting from operations	586,754	20,697,542	23,153,496	33,283,536	2,936,873	3,383,841	31,878	96,990
Distributions to shareholders from:
Net investment income	(135,038)	(802,894)	(10,823,736)	(13,111,833)	(1,119,702)	(2,078,079)	(32,136)	(93,304)
Net realized gains	—	—	—	—	—	—	—	(74,672)
Total distributions	(135,038)	(802,894)	(10,823,736)	(13,111,833)	(1,119,702)	(2,078,079)	(32,136)	(167,976)
Fund share transactions:*
Proceeds from sales	3,781,758	12,582,722	423,175,387	590,503,439	16,948,935	25,025,504	60,636,729	58,555,267
Payments for redemptions	(6,200,705)	(7,437,919)	(139,417,727)	(132,616,357)	(5,453,251)	(6,717,487)	(44,314,264)	(82,660,884)
Reinvestment of distributions	131,401	780,979	10,304,114	11,949,596	830,409	1,712,320	29,011	155,428
Net increase (decrease) from fund share transactions	(2,287,546)	5,925,782	294,061,774	469,836,678	12,326,093	20,020,337	16,351,476	(23,950,189)
Total increase (decrease) in net assets	(1,835,830)	25,820,430	306,391,534	490,008,381	14,143,264	21,326,099	16,351,218	(24,021,175)
Net assets:
Beginning of period	77,969,423	52,148,993	672,024,830	182,016,449	81,913,527	60,587,428	83,362,922	107,384,097
End of period	$76,133,593	$77,969,423	$978,416,364	$672,024,830	$96,056,791	$81,913,527	$99,714,140	$83,362,922
Undistributed net investment income (loss)	$354,108	$132,638	$(964,515)	$479,688	$29,237	$42,631	$—	$—
*Transactions in fund shares:
Shares issued	359,112	1,319,377	34,148,208	48,857,849	1,645,540	2,466,888	60,636,729	58,555,267
Shares redeemed	(594,577)	(798,960)	(11,228,700)	(10,936,010)	(530,931)	(660,037)	(44,314,264)	(82,660,884)
Reinvested dividends	12,870	80,836	830,900	989,375	80,706	169,215	29,011	155,428
Net increase (decrease) in shares outstanding	(222,595)	601,253	23,750,408	38,911,214	1,195,315	1,976,066	16,351,476	(23,950,189)

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 55

STATEMENT OF CASH FLOWS
PARTNERS III OPPORTUNITY FUND

Six Months Ended September 30, 2010
(Unaudited)
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$7,799,850
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(135,824,728)
Proceeds from sale of investment securities	104,144,644
Proceeds from securities sold short	7,546,030
Short positions covered	(11,647,437)
Sale of short-term investment securities, net	14,233,675
Decrease in accrued interest and dividends receivable	93,944
Increase in receivable for securities sold	(1,071,586)
Decrease in receivable for fund shares sold	2,195,095
Decrease in other liabilities	(860)
Decrease in payable for securities purchased	(3,651,497)
Decrease in payable for fund shares redeemed	(20,000)
Increase in due to adviser	5,558
Net unrealized depreciation on investments, options and short sales	18,634,271
Net realized gain on investments, options and short sales	(27,703,345)
Net cash used in operating activities	(25,266,386)
Cash flows from financing activities:
Proceeds from sales of fund shares	44,389,748
Payments for redemptions of fund shares	(23,796,733)
Decrease in due from broker	4,673,371
Net cash provided by financing activities	25,266,386
Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—
Balance, end of period	$—
Supplemental disclosure of cash flow information:
Cash payments for interest	$270,542

56 Weitz Funds	The accompanying notes form an integral part of these financial statements.

VALUE FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2010		Year ended March 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$26.14		$16.90	$27.74	$40.09	$36.33	$36.14
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.07)	0.07	0.28	0.28	0.29
Net gain (loss) on securities (realized and unrealized)	(0.19)		9.37	(10.72)	(7.94)	6.31	1.14
Total from investment operations	(0.20)		9.30	(10.65)	(7.66)	6.59	1.43
Less distributions:
Dividends from net investment income	—		(0.06)	(0.19)	(0.28)	(0.28)	(0.37)
Distributions from realized gains	—		—	—	(4.41)	(2.55)	(0.87)
Total distributions	—		(0.06)	(0.19)	(4.69)	(2.83)	(1.24)
Net asset value, end of period	$25.94		$26.14	$16.90	$27.74	$40.09	$36.33
Total return	(0.8	%)†	55.1%	(38.6%)	(21.2%)	18.3%	4.0%
Ratios/supplemental data:
Net assets, end of period ($000)	898,366		977,576	762,093	1,767,828	3,121,782	2,910,225
Ratio of expenses to average net assets	1.22	%*	1.22%	1.20%	1.15%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets	(0.04	%)*	(0.29%)	0.20%	0.69%	0.71%	0.64%
Portfolio turnover rate	33	%†	19%	19%	22%	29%	40%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 57

PARTNERS VALUE FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2010		Year ended March 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.24		$11.77	$17.33	$24.53	$23.52	$22.98
Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.08)	0.01	0.07	0.10	0.14
Net gain (loss) on securities (realized and unrealized)	0.41		6.56	(5.55)	(4.67)	4.24	0.95
Total from investment operations	0.36		6.48	(5.54)	(4.60)	4.34	1.09
Less distributions:
Dividends from net investment income	—		(0.01)	(0.02)	(0.10)	(0.14)	(0.15)
Distributions from realized gains	—		—	—	(2.50)	(3.19)	(0.40)
Total distributions	—		(0.01)	(0.02)	(2.60)	(3.33)	(0.55)
Net asset value, end of period	$18.60		$18.24	$11.77	$17.33	$24.53	$23.52
Total return	2.0	%†	55.1%	(32.0%)	(20.7%)	19.1%	4.8%
Ratios/supplemental data:
Net assets, end of period ($000)	605,877		622,107	431,071	1,220,445	2,023,837	1,881,005
Ratio of expenses to average net assets	1.21	%*	1.21%	1.19%	1.15%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets	(0.50	%)*	(0.52%)	0.05%	0.29%	0.39%	0.49%
Portfolio turnover rate	28	%†	30%	29%	24%	31%	36%

*	Annualized
†	Not Annualized

58 Weitz Funds	The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners III Opportunity Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2010		Year ended March 31,				Three months ended March 31,
	(Unaudited)		2010	2009	2008	2007	2006(a)
Net asset value, beginning of period	$10.15		$6.26	$8.55	$11.28	$10.25	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.08)	(0.04)	0.09	0.09	0.02
Net gain (loss) on securities (realized and unrealized)	0.33		3.97	(2.24)	(2.28)	1.58	0.23
Total from investment operations	0.29		3.89	(2.28)	(2.19)	1.67	0.25
Less distributions:
Dividends from net investment income	—		—	(0.01)	(0.10)	(0.09)	—
Distributions from realized gains	—		—	—	(0.44)	(0.55)	—
Total distributions	—		—	(0.01)	(0.54)	(0.64)	—
Net asset value, end of period	$10.44		$10.15	$6.26	$8.55	$11.28	$10.25
Total return	2.9	%†	62.1%	(26.7%)	(20.1%)	16.4%	2.5	%†
Ratios/supplemental data:
Net assets, end of period ($000)	303,186		274,793	154,909	259,079	323,238	264,621
Ratio of net expenses to average net assets(c)	1.55	%*	1.79%	1.81%	1.54%	1.57%	1.52	%*(b)
Ratio of net investment income (loss) to average net assets	(0.90	%)*	(1.02%)	(0.43%)	0.86%	0.83%	0.72	%*
Portfolio turnover rate	40	%†	54%	58%	51%	41%	32	%†

*	Annualized
†	Not Annualized
(a)	Fund commenced operations on December 30, 2005.
(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.56% for the period ended March 31, 2006.
(c)
Included in the expense ratio is 0.19%, 0.26%, 0.12%, 0.07%, 0.14% and 0.12% related to interest expense and 0.15%, 0.30%, 0.47%, 0.29%, 0.22% and 0.20% related to dividend expense on securities sold short for the periods ended September 30, 2010, March 31, 2010, 2009, 2008, 2007 and 2006, respectively.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 59

HICKORY FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2010		Year ended March 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$31.77		$19.72	$30.53	$39.69	$34.21	$31.36
Income (loss) from investment operations:
Net investment income (loss)	(0.14)		(0.21)	(0.04)	0.30	0.27	0.09
Net gain (loss) on securities (realized and unrealized)	2.13		12.26	(10.74)	(9.11)	5.42	2.84
Total from investment operations	1.99		12.05	(10.78)	(8.81)	5.69	2.93
Less distributions:
Dividends from net investment income	—		—	(0.03)	(0.35)	(0.21)	(0.08)
Distributions from realized gains	—		—	—	—	—	—
Total distributions	—		—	(0.03)	(0.35)	(0.21)	(0.08)
Net asset value, end of period	$33.76		$31.77	$19.72	$30.53	$39.69	$34.21
Total return	6.3	%†	61.1%	(35.3%)	(22.3%)	16.6%	9.3%
Ratios/supplemental data:
Net assets, end of period ($000)	247,393		206,116	133,813	256,669	386,062	329,883
Ratio of expenses to average net assets	1.26	%*	1.29%	1.28%	1.21%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.88	%)*	(0.79%)	(0.16%)	0.77%	0.74%	0.28%
Portfolio turnover rate	36	%†	61%	28%	31%	42%	65%

*	Annualized
†	Not Annualized

60 Weitz Funds	The accompanying notes form an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2010		Year ended March 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.59		$7.71	$10.05	$12.20	$11.30	$11.17
Income (loss) from investment operations:
Net investment income	0.05		0.11	0.13	0.23	0.16	0.14
Net gain (loss) on securities (realized and unrealized)	0.04		2.89	(2.33)	(1.65)	1.15	0.53
Total from investment operations	0.09		3.00	(2.20)	(1.42)	1.31	0.67
Less distributions:
Dividends from net investment income	(0.02)		(0.12)	(0.14)	(0.24)	(0.15)	(0.12)
Distributions from realized gains	—		—	—	(0.49)	(0.26)	(0.42)
Total distributions	(0.02)		(0.12)	(0.14)	(0.73)	(0.41)	(0.54)
Net asset value, end of period	$10.66		$10.59	$7.71	$10.05	$12.20	$11.30
Total return	0.8	%†	39.0%	(21.9%)	(12.3%)	11.8%	6.1%
Ratios/supplemental data:
Net assets, end of period ($000)	76,134		77,969	52,149	76,199	87,962	64,850
Ratio of net expenses to average net assets	1.16	%*	1.17%	1.17%	1.12%	1.13%	1.15%
Ratio of net investment income to average net assets	0.92	%*	1.14%	1.37%	1.97%	1.53%	1.28%
Portfolio turnover rate	24	%†	45%	61%	44%	33%	36%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 61

SHORT-INTERMEDIATE INCOME FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Short-Intermediate Income Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2010		Year ended March 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.25		$11.42	$11.74	$11.42	$11.26	$11.50
Income (loss) from investment operations:
Net investment income	0.13		0.35	0.43	0.46	0.47	0.38
Net gain (loss) on securities (realized and unrealized)	0.22		0.84	(0.20)	0.32	0.16	(0.19)
Total from investment operations	0.35		1.19	0.23	0.78	0.63	0.19
Less distributions:
Dividends from net investment income	(0.15)		(0.36)	(0.45)	(0.46)	(0.47)	(0.39)
Distributions from realized gains	—		—	(0.10)	—	—	(0.04)
Total distributions	(0.15)		(0.36)	(0.55)	(0.46)	(0.47)	(0.43)
Net asset value, end of period	$12.45		$12.25	$11.42	$11.74	$11.42	$11.26
Total return	2.9	%†	10.5%	2.1%	7.0%	5.7%	1.7%
Ratios/supplemental data:
Net assets, end of period ($000)	978,416		672,025	182,016	127,102	121,293	156,910
Ratio of net expenses to average net assets	0.60	%*	0.62%	0.69%	0.70%	0.71%	0.74%
Ratio of net investment income to average net assets	2.23	%*	3.17%	4.00%	3.94%	3.90%	3.29%
Portfolio turnover rate	19	%†	27%	25%	32%	7%	24%

*	Annualized
†	Not Annualized

62 Weitz Funds	The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Nebraska Tax-Free Income Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2010		Year ended March 31,			Three months ended March 31,
	(Unaudited)		2010	2009	2008	2007(a)
Net asset value, beginning of period	$10.15		$9.94	$9.95	$10.01	$10.00
Income (loss) from investment operations:
Net investment income	0.13		0.29	0.35	0.36	0.09
Net gain (loss) on securities (realized and unrealized)	0.21		0.21	— #	(0.06)	—	#
Total from investment operations	0.34		0.50	0.35	0.30	0.09
Less distributions:
Dividends from net investment income	(0.13)		(0.29)	(0.36)	(0.36)	(0.08)
Distributions from realized gains	—		—	—	—	—
Total distributions	(0.13)		(0.29)	(0.36)	(0.36)	(0.08)
Net asset value, end of period	$10.36		$10.15	$9.94	$9.95	$10.01
Total return	3.4	%†	5.1%	3.6%	3.0%	0.9	%†
Ratios/supplemental data:
Net assets, end of period ($000)	96,057		81,914	60,587	55,685	45,460
Ratio of net expenses to average net assets(b)	0.73	%*	0.75%	0.75%	0.75%	0.75	%*
Ratio of net investment income to average net assets	2.52	%*	2.93%	3.56%	3.69%	3.74	%*
Portfolio turnover rate	5	%†	13%	17%	8%	2	%†

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Fund commenced operations on December 29, 2006.
(b)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.76%, 0.78%, 0.80% and 1.02% for the periods ended March 31, 2010, 2009, 2008 and 2007, respectively.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 63

GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2010		Year ended March 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	—	#	0.002	0.013	0.042	0.047	0.030
Net realized gain (loss) on securities	—		— #	— #	—	—	—
Total from investment operations	—		0.002	0.013	0.042	0.047	0.030
Less distributions:
Dividends from net investment income	—	#	(0.001)	(0.013)	(0.042)	(0.047)	(0.030)
Distributions from realized gains	—		(0.001)	—	—	—	—
Total distributions	—		(0.002)	(0.013)	(0.042)	(0.047)	(0.030)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.03	%†	0.2%	1.4%	4.4%	4.8%	2.9%
Ratios/supplemental data:
Net assets, end of period ($000)	99,714		83,363	107,384	102,246	79,066	61,008
Ratio of net expenses to average net assets(a)	0.07	%*	0.08%	0.10%	0.10%	0.22%	0.50%
Ratio of net investment income to average net assets	0.07	%*	0.11%	1.31%	4.23%	4.74%	2.96%

*	Annualized
†	Not Annualized
#	Amount less than $0.001
(a)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.75%, 0.76%, 0.75%, 0.71%, 0.78% and 0.89% for the periods ended September 30, 2010, March 31, 2010, 2009, 2008, 2007 and 2006, respectively.

64	Weitz Funds	The accompanying notes form an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 • (UNAUDITED)

(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2010, the Trust had eight series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Hickory Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

The investment objective of the Value, Partners Value, Partners III Opportunity and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with the preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities such as U.S. Government and agency securities, corporate debt securities and mortgage-backed securities.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to sixty days or less.

(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
Weitz Equity, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds
Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

weitzfunds.com          65

•
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund
Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2010 and have determined that no provisions for income taxes are required in the Funds’ financial statements.

(e) Security Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily

66          Weitz Funds

and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(h) New Accounting Pronouncements
On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose (a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, (b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and (c) purchases, sales, issuances and settlements in the Level 3 roll forward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds do not expect the implications of this guidance to have a material impact on its financial statements.

(3) Related Party Transactions
Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. The Distributor receives no compensation for the distribution of shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee for each Fund is a combination of the following:

(a) an annual fee based upon the following average daily net assets in each Fund:

Average Daily Net Assets Break Points

Greater Than	LessThan or Equal to	Rate	Minimum
$0	$25,000,000	0.25%	$25,000
25,000,000	100,000,000	0.15%
100,000,000	300,000,000	0.10%
300,000,000		0.05%

and;

(b) an annual fee equal to 0.10% of the average monthly net assets of each Fund’s shares held through a financial intermediary that receives compensation from the Adviser in the form of either asset-based fees, account-based fees or similar remuneration.

The Adviser has voluntarily agreed to reimburse the Weitz Equity (excluding the Partners III Fund), Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds or to pay directly a portion of the respective Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 1.50%, 1.25%, 0.75% and 0.75%, of the respective Fund’s average daily net assets. The expenses incurred by the Weitz Equity, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds did not exceed the percentage limitation during the six months ended September 30, 2010. Through July 31, 2011, the Adviser has contractually agreed to reimburse the Government Money Market Fund or to pay directly a portion of the Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.20% of the Fund’s average daily net assets. In addition, for the six months ended September 30, 2010, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.07% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Government Money Market Fund for the six months ended September 30, 2010 were $315,636.

As of September 30, 2010, the controlling shareholder of the Adviser held approximately 47% of the Partners III Fund, 39% of the Balanced Fund, 38% of the Nebraska Tax-Free Income Fund, 23% of the Government Money Market Fund and 16% of the Hickory Fund.

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(4) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows:

	Value		Partners Value
Distributions paid from:	Six months ended Sept. 30, 2010	Year ended March 31, 2010	Six months ended Sept. 30, 2010	Year ended, March 31, 2010
Ordinary income	$—	$2,460,543	$—	$402,905
Long-term capital gains	—	—	—	—
Total distributions	$—	$2,460,543	$—	$402,905

	Balanced		Short-Intermediate Income
Distributions paid from:	Six months ended Sept. 30, 2010	Year ended March 31, 2010	Six months ended Sept. 30, 2010	Year ended, March 31, 2010
Ordinary income	$135,038	$802,894	$10,823,736	$13,111,833
Long-term capital gains	—	—	—	—
Total distributions	$135,038	$802,894	$10,823,736	$13,111,833

	Nebraska Tax-Free Income		Government Money Market
Distributions paid from:	Six months ended Sept. 30, 2010	Year ended March 31, 2010	Six months ended Sept. 30, 2010	Year ended, March 31, 2010
Ordinary income	$—	$11,287	$32,136	$167,976
Tax exempt income	1,119,702	2,066,792	—	—
Long-term capital gains	—	—	—	—
Total distributions	$1,119,702	$2,078,079	$32,136	$167,976

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Value	Partners Value	Partners III	Hickory
Undistributed ordinary income	$—	$—	$—	$—
Capital loss carryforwards	(289,597,553)	(207,517,802)	(39,540,056)	(99,670,539)
Net unrealized appreciation (depreciation)	105,359,206	37,881,418	63,551,532	21,635,790
	$(184,238,347)	$(169,636,384)	$24,011,476	$(78,034,749)

	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Undistributed ordinary income	$134,718	$479,688	$—	$3,969
Undistributed tax exempt income	—	—	42,631	—
Capital loss carryforwards	(13,662,030)	(1,212,854)	(13,163)	—
Post October capital loss deferral	(7,791)	—	—	—
Net unrealized appreciation (depreciation)	8,104,646	19,049,594	1,744,034	—
	$(5,430,457)	$18,316,428	$1,773,502	$3,969

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:

	Value	Partners Value	Partners III	Hickory	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
March 31, 2012	$—	$—	$—	$(34,611,009)	$—	$—	$—
March 31, 2017	(113,609,398)	(91,465,141)	(23,153,116)	(37,395,758)	(5,635,175)	(1,212,854)	(13,163)
March 31, 2018	(175,988,155)	(116,052,661)	(16,386,940)	(27,663,772)	(8,026,855)	—	—
Total capital loss carryforwards	$(289,597,553)	$(207,517,802)	$(39,540,056)	$(99,670,539)	$(13,662,030)	$(1,212,854)	$(13,163)

68          Weitz Funds

(5) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Partners Value	Partners III	Hickory	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
Purchases	$296,747,252	$175,533,342	$146,975,620	$108,703,721	$19,116,277	$377,901,557	$16,222,756
Proceeds	251,690,925	147,117,293	110,311,929	68,320,539	14,475,049	129,650,541	3,862,500

The cost of investments is the same for financial reporting and Federal income tax purposes for the Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Value, Partners Value, Partners III, Hickory and Balanced Funds is $892,513,697, $586,573,893, $264,420,494, $222,843,434 and $70,290,057, respectively.

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Partners Value	Partners III	Hickory	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
Appreciation	$84,308,935	$64,953,912	$54,983,539	$35,019,504	$7,761,901	$31,238,197	$3,605,398
Depreciation	(78,856,515)	(46,881,239)	(13,059,663)	(12,936,837)	(2,216,445)	(1,095,607)	(42,407)
Net	$5,452,420	$18,072,673	$41,923,876	$22,082,667	$5,545,456	$30,142,590	$3,562,991

(a) Illiquid and Restricted Securities
The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2010, include the following:

	Acquisition Date	Value	Partners Value	Partners III	Hickory	Nebraska Tax-Free Income
Adelphia Recovery Trust, Series ACC-7	7/25/02	$494,900	$300,300	$—	$—	$—
CIBL, Inc.	9/09/96	—	—	—	94,596	—
Continental Resources	1/28/87	—	—	43,750	—	—
ICTC Group, Inc. – CL A	9/09/96	—	—	—	173,420	—
Intelligent Systems Corp.	12/03/91	—	—	2,899,379	—	—
LICT Corp.	9/09/96	—	—	—	2,352,374	—
Nebraska Investment Finance Authority, Clean Water State Revolving Bond, Series 2010, 0.7%, 6/15/11	8/18/10	—	—	—	—	2,085,000
Total cost of illiquid and/or restricted securities		$494,900	$300,300	$2,943,129	$2,620,390	$2,085,000
Value at 9/30/10		$—	$—	$2,550,000	$3,071,974	$2,085,000
Percent of net assets at 9/30/10		0.0%	0.0%	0.8%	1.2%	2.2%

(b) Options Written
Transactions relating to options written for the six months ended September 30, 2010 are summarized as follows:

	Value		Partners Value
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding, beginning of period	7,700	$2,845,164	2,250	$944,933
Options written	—	—	1,250	546,866
Options exercised	(1,500)	(281,243)	—	—
Options expired	(4,200)	(1,767,791)	(2,500)	(1,093,734)
Options closed	(2,000)	(796,130)	(1,000)	(398,065)
Options outstanding, end of period	—	$—	—	$—

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	Partners III		Hickory
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding, beginning of period	1,200	$528,135	500	$218,747
Options written	1,300	541,313	600	303,995
Options expired	(1,000)	(437,493)	(1,100)	(522,742)
Options closed	(1,500)	(631,955)	—	—
Options outstanding, end of period	—	$—	—	$—

	Balanced
	Number of Contracts	Premiums
Options outstanding, beginning of period	—	$—
Options written	165	64,481
Options exercised	(40)	(18,899)
Options expired	(75)	(31,957)
Options outstanding, end of period	50	$13,625

The locations in the Statements of Assets and Liabilities of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows:

			Fair Value
Fund	Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding Sept. 30, 2010
Balanced	Equity call options written	Options written, at value	$—	$(14,100)	$312,500

The gross notional amount of options outstanding (both purchased and written) is indicative of the volume of each Fund’s derivative activity for the six months ended September 30, 2010.

Transactions in derivative instruments during the six months ended September 30, 2010 by the Funds are recorded in the following locations in the Statements of Operations:

Fund	Type of Derivative	Location	Realized Gain (Loss)	Location	Change in Unrealized Gain (Loss)
Value	Equity call options written	Net realized gain (loss) - options written	$2,502,921	Net unrealized appreciation (depreciation) - options written	$(590,464)

Partners Value	Equity call options written	Net realized gain (loss) - options written	1,461,298	Net unrealized appreciation (depreciation) - options written	(107,433)

Partners III	Equity put options purchased	Net realized gain (loss) - unaffiliated issuers	82,297	Net unrealized appreciation (depreciation) - unaffiliated issuers	40,450

	Equity call options written	Net realized gain (loss) - options written	643,806	Net unrealized appreciation (depreciation) - options written	(13,135)

Hickory	Equity call options written	Net realized gain (loss) - options written	522,742	Net unrealized appreciation (depreciation) - options written	(3,747)

Balanced	Equity call options written	Net realized gain (loss) - options written	31,957	Net unrealized appreciation (depreciation) - options written	(475)

70          Weitz Funds

(6) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of Shares Held March 31, 2010	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2010	Value Sept. 30, 2010	Dividend Income	Realized Gains/ (Losses)
Partners III:
Intelligent Systems
Corp.†	2,270,000	—	—	2,270,000	$2,270,000	$—	$—

† Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

(7) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(9) Margin Borrowing Agreement
The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Partners III Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.815% at September 30, 2010). Interest is accrued daily and paid monthly. The Partners III Fund held a cash balance of $43,327,251 with the broker at September 30, 2010.

The Partners III Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(10) Concentration of Credit Risk
Approximately 79% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(11) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the company’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in level 2.

Corporate bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where

weitzfunds.com          71

lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Asset backed securities. The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy; otherwise they would be categorized as level 3.

U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates. TBA securities and mortgage pass-throughs are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2010, in valuing the Funds’ assets and liabilities carried at fair value:

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Information Technology	$197,684,320	$—	$—	$197,684,320
Consumer Discretionary	181,316,100	—	—	181,316,100
Financials	110,884,563	—	—	110,884,563
Industrials	81,992,500	—	—	81,992,500
Materials	74,275,250	—	—	74,275,250
Health Care	56,101,750	—	—	56,101,750
Consumer Staples	53,065,300	—	—	53,065,300
Energy	40,201,000	—	—	40,201,000
Telecommunication Services	12,940,896	—	—	12,940,896
Short-Term Securities	89,504,438	—	—	89,504,438
Total Investments in Securities	$897,966,117	$—	$—	$897,966,117

72          Weitz Funds

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$200,661,928	$—	$—	$200,661,928
Information Technology	116,692,740	—	—	116,692,740
Financials	83,433,697	—	—	83,433,697
Health Care	44,511,750	—	—	44,511,750
Materials	39,589,784	—	—	39,589,784
Energy	35,405,000	—	—	35,405,000
Industrials	13,406,450	—	—	13,406,450
Telecommunication Services	8,379,948	—	—	8,379,948
Consumer Staples	3,361,500	—	—	3,361,500
Short-Term Securities	59,203,769	—	—	59,203,769
Total Investments in Securities	$604,646,566	$—	$—	$604,646,566

Partners III
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$119,612,689	$—	$—	$119,612,689
Information Technology	67,801,080	2,270,000	280,000	70,351,080
Financials	43,223,686	—	—	43,223,686
Health Care	24,559,000	—	—	24,559,000
Energy	24,479,284	—	—	24,479,284
Materials	10,897,600	—	—	10,897,600
Industrials	5,142,200	—	—	5,142,200
Consumer Staples	2,689,200	—	—	2,689,200
Telecommunication Services	902,352	—	—	902,352
Short-Term Securities	4,487,279	—	—	4,487,279
Total Investments in Securities	$303,794,370	$2,270,000	$280,000	$306,344,370
Liabilities:
Securities Sold Short	$(46,368,505)	$—	$—	$(46,368,505)

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$107,294,007	$—	$502,500	$107,796,507
Financials	28,188,400	—	—	28,188,400
Health Care	25,031,600	—	—	25,031,600
Materials	15,722,172	—	—	15,722,172
Information Technology	14,185,500	—	—	14,185,500
Energy	12,666,684	—	—	12,666,684
Consumer Staples	8,424,300	—	—	8,424,300
Telecommunication Services	2,309,504	2,423,146	146,328	4,878,978
Short-Term Securities	28,031,960	—	—	28,031,960
Total Investments in Securities	$241,854,127	$2,423,146	$648,828	$244,926,101

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Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$13,091,800	$—	$—	$13,091,800
Information Technology	8,258,910	—	—	8,258,910
Materials	6,717,890	—	—	6,717,890
Financials	6,557,160	—	—	6,557,160
Health Care	4,709,585	—	—	4,709,585
Consumer Staples	3,585,500	—	—	3,585,500
Energy	3,223,390	—	—	3,223,390
Industrials	2,689,335	—	—	2,689,335
Corporate Bonds	—	8,165,115	—	8,165,115
Mortgage-Backed Securities	—	5,968,550	—	5,968,550
Taxable Municipal Bonds	—	328,713	—	328,713
Short-Term Securities	12,539,565	—	—	12,539,565
Total Investments in Securities	$61,373,135	$14,462,378	$—	$75,835,513
Liabilities:
Options Written	$—	$(14,100)	$—	$(14,100)

Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	$—	$332,717,024	$—	$332,717,024
Mortgage-Backed Securities	—	367,293,665	—	367,293,665
Taxable Municipal Bonds	—	15,062,084	—	15,062,084
U.S. Treasury and Government Agency	—	110,323,640	—	110,323,640
Common Stocks	14,020,594	—	—	14,020,594
Short-Term Securities	130,516,598	—	—	130,516,598
Total Investments in Securities	$144,537,192	$825,396,413	$—	$969,933,605

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds:
Arizona	$—	$1,044,920	$—	$1,044,920
District of Columbia	—	904,599	—	904,599
Florida	—	2,250,220	—	2,250,220
Hawaii	—	1,025,930	—	1,025,930
Illinois	—	2,373,326	—	2,373,326
Minnesota	—	15,038	—	15,038
Nebraska	—	75,468,101	—	75,468,101
North Dakota	—	883,905	—	883,905
Ohio	—	1,138,356	—	1,138,356
Puerto Rico	—	3,578,296	—	3,578,296
Virginia	—	1,122,888	—	1,122,888
Wisconsin	—	1,589,013	—	1,589,013
Short-Term Securities	4,556,834	—	—	4,556,834
Total Investments in Securities	$4,556,834	$91,394,592	$—	$95,951,426

74          Weitz Funds

Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Treasury	$98,983,245	$—	$—	$98,983,245
Short-Term Securities	608,345	—	—	608,345
Total Investments in Securities	$99,591,590	$—	$—	$99,591,590

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer.

The transfer shown below in the Hickory Fund was the result of a spin-off from a Level 2 security.

At September 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the following Funds’ fair values were as follows:

	Partners III	Hickory
Common Stocks:
Beginning balance, March 31, 2010	$280,000	$341,700
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	160,800
Net purchases (sales)	—	—
Transfers in to Level 3 from Level 2	—	146,328
Transfers out of Level 3	—
Ending balance, September 30, 2010	$280,000	$648,828
Net change in unrealized appreciation (depreciation) attributable to assets still held at end of period	$—	$160,800

(12) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.
  weitzfunds.com           75

ACTUAL AND HYPOTHETICAL EXPENSES FOR
COMPARISON PURPOSES • (UNAUDITED)

Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/10 –9/30/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 4/01/10	Ending Account Value 9/30/10	Annualized Expense Ratio	Expenses Paid from 4/01/10 9/30/10(1)
Value	Actual	$1,000.00	$992.35	1.22%	$6.09
	Hypothetical(2)	1,000.00	1,018.90	1.22%	6.17
Partners Value	Actual	1,000.00	1,019.74	1.21%	6.13
	Hypothetical(2)	1,000.00	1,018.95	1.21%	6.12
Partners III	Actual	1,000.00	1,028.57	1.55%	7.88
	Hypothetical(2)	1,000.00	1,017.25	1.55%	7.84
Hickory	Actual	1,000.00	1,062.64	1.26%	6.52
	Hypothetical(2)	1,000.00	1,018.70	1.26%	6.38
Balanced	Actual	1,000.00	1,008.43	1.16%	5.84
	Hypothetical(2)	1,000.00	1,019.20	1.16%	5.87
Short-Intermediate	Actual	1,000.00	1,028.66	0.60%	3.05
Income	Hypothetical(2)	1,000.00	1,022.00	0.60%	3.04
Nebraska Tax-Free	Actual	1,000.00	1,033.63	0.73%	3.72
	Hypothetical(2)	1,000.00	1,021.35	0.73%	3.70
Government	Actual	1,000.00	1,000.34	0.07%	0.35
Money Market	Hypothetical(2)	1,000.00	1,024.65	0.07%	0.36

(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).

(2)	Assumes 5% total return before expenses.

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OTHER INFORMATION
(UNAUDITED)

Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Nebraska Tax-Free Income and Government Money Market Funds) voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also be available on the Funds’ website at http://www.weitzfunds.com.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Wallace R. Weitz & Company
In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Wallace R. Weitz & Company (“Weitz & Co.”). The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz & Co. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz & Co., the Board of Trustees requested, and Weitz & Co. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz & Co. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz & Co. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements at their in-person meeting held on May 21, 2010. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz & Co. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered was the overall performance of the Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Funds’ peer groups on a long-term basis and over shorter time periods.

With respect to the equity funds managed by Weitz & Co., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund and Hickory Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Equity Funds. The Board discussed with management the fact that Weitz & Co. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term

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OTHER INFORMATION
(UNAUDITED) (CONTINUED)

investment results is a primary objective of the firm. The Board also took into consideration the fact that the performance results achieved by Weitz & Co. for the Equity Funds was generally favorable on a short-term basis and on a longer-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objective and policies of these Funds.

In addition, the Board compared expenses of each of the Equity Funds to the expenses of their peers, noting that the expenses for each of the Equity Funds compare favorably with industry averages for other funds of similar size and investment objective. The Board also considered the fact that the advisory fees for Value Fund, Partners Value Fund, Partners III Opportunity Fund and Hickory Fund are each subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. They noted the range of investment advisory and administrative services provided by Weitz & Co. to the Equity Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services.

The Board also reviewed matters with respect to the proposed continuation of the Investment Management Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund as well as performance information for the Balanced Fund. Among the factors the Board considered was the overall performance of the Balanced Fund relative to its respective benchmark indices as well as the performance of other funds in the Balanced Fund’s peer group. The Board noted that the performance results achieved by Weitz & Co. for the Balanced Fund were favorable and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of the Balanced Fund. The Board also discussed with representatives of Weitz & Co. the investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its investment advisory fees. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments and it was noted that the Balanced Fund currently has a substantially smaller asset base than the Equity Funds. In addition, the Board compared the expenses of the Balanced Fund to its peers, noting that the expenses of the Fund compared favorably with industry averages for other funds of similar size and investment objective. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Balanced Fund were to become more substantial and economies of scale were able to be realized.

The Board then considered each of the fixed income funds managed by Weitz & Co., consisting of the Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (the “Fixed Income Funds”) noting the applicable investment objectives, strategies and fee arrangements for each Fixed Income Fund, and noting Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Fixed Income Funds. Among the factors the Board considered was the overall performance of the Fixed Income Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Fixed Income Funds’ peer group on a long-term basis and over shorter time periods. The Board noted that the performance results achieved by Weitz & Co. for the Fixed Income Funds was favorable on both a short-term and on a long-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of each of the Fixed Income Funds. In addition, the Board compared expenses of each Fixed Income Fund to the expenses of its peers, noting that the expenses for each of the Fixed Income Funds compare favorably with industry

78           Weitz Funds

averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each of the Fixed Income Funds, the Board discussed with representatives of Weitz & Co. their reasons for assessing the applicable fees in connection with each of the Fixed Income Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In connection with their consideration of the continuation of the Agreements for the Funds, the Board took into consideration the contractual expense limitation agreement in place for the Government Money Market Fund and the voluntary fee waiver in place for each of the other Funds (other than the Partners III Opportunity Fund) pursuant to which Weitz & Co. has agreed to waive fees and/or reimburse expenses in order to limit the total operating expenses of the Funds.

The Board then considered various factors in addition to the fees, expenses and performance of each of the Funds. The Board took note of the long-term relationship between Weitz & Co. and the Funds and the efforts that have been undertaken by Weitz & Co. to foster the growth and development of the Funds since the inception of each of the Funds. They also took note of the fact that the Funds are not subject to sales charges or Rule 12b-1 fees and that Weitz & Co. bears a substantial portion of the costs associated with the Funds’ participation in various “no-transaction fee,” or “fund supermarket,” programs out of their own resources, and conducts marketing efforts on behalf of the Funds out of their own resources. The Board also reviewed financial information concerning Weitz & Co. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz & Co., and the financial soundness of Weitz & Co. as demonstrated by the financial information provided and reached a finding that the level of profitability was consistent with relevant industry averages. In reviewing the profitability of Weitz & Co. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing expenses that are borne directly by Weitz & Co. and they considered the level of profitability without taking into consideration the impact of these marketing costs.

The Board further reviewed Weitz & Co.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements, the other types of accounts that they manage, and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz & Co. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz & Co. under the Agreements, the Board also took note of the administration fees that are payable by each of the Funds to Weitz & Co. under the terms of the Administration Agreement. The Board was informed by Weitz & Co. that it was proposing a revision in the level of fees payable by the Funds under the Administration Agreement and the Board considered that the fee revision was intended to address the costs related to the types of administrative services that are incurred by the Funds in connection with various service providers that provide administrative support services to investors in the Funds, and the Board determined that the proposed fee revision was reasonable and advisable based upon the services provided. In considering the continuation of the amended Administration Agreement, the Board members indicated that they had considered various factors with respect to the administration fees, including the level

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OTHER INFORMATION
(UNAUDITED) (CONTINUED)

and amount of these fees, the method of calculating these fees, the proposed revision in the fees payable under the Agreement, and the services provided by Weitz & Co. in connection with the Administration Agreement, in determining the reasonableness of the total fees paid by the Funds to Weitz & Co. for the overall level of services that Weitz & Co. provides to the Funds and their shareholders. The Board also took into consideration the fact that an affiliate of Weitz & Co., Weitz Securities, Inc., provides underwriting and distribution services to the Funds and that Weitz Securities, Inc. receives no compensation for the services that it provides to the Funds. The Board noted that Weitz Securities, Inc. provides useful services to the Funds in a highly effective manner that benefit the Funds and their shareholders.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the performance of the Funds, the commitment of Weitz & Co. to the successful operation of the Funds, and the level of expenses of the Funds, as being  important elements of their consideration, as well as Weitz & Co.’s willingness to waive fees and/or reimburse expenses of the Funds in order to limit their overall operating expenses. They noted the overall level and quality of the investment advisory, administration and distribution services provided by Weitz & Co. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected management’s overall commitment to the continued successful growth and development of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

80          Weitz Funds

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82          Weitz Funds

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Justin B. Wender	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745	Sub-Transfer Agent
Boston Financial Data Services, Inc.
Custodian
Wells Fargo Bank Minnesota,	NASDAQ symbols:
National Association	Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund - WPOPX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at www.weitzfunds.com. Simply log in to Account Access and click the “Electronic Delivery” button.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

10/29/10

weitzfunds.com           83

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*/s/ Wallace R. Weitz
 Wallace R. Weitz, President
Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)* /s/ Wallace R. Weitz
              Wallace R. Weitz, President

Date: October 29, 2010

By: (Signature and Title)* /s/ Kenneth R. Stoll
 Kenneth R. Stoll, Chief Financial
 Officer
Date: October 29, 2010

* Print the name and title of each signing officer under his or her signature.